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Exhibit 99.1

SIMON
PROPERTY
GROUP
EARNINGS RELEASE AND SUPPLEMENTAL INFORMATION
UNAUDITED FOURTH QUARTER 2013

4Q 2013 SUPPLEMENTAL

(1)
Includes reconciliation of consolidated net income to funds from operations.
4Q 2013 SUPPLEMENTAL	1

Earnings Release

CONTACTS:

Liz Zale	212.745.9623 Investors
Les Morris	317.263.7711 Media

FOR IMMEDIATE RELEASE

SIMON PROPERTY GROUP REPORTS FOURTH QUARTER RESULTS AND
RAISES QUARTERLY DIVIDEND

INDIANAPOLIS, January 31, 2014 - Simon Property Group, Inc. (NYSE:SPG) today reported results for the quarter and twelve months ended December 31, 2013.

Results for the Quarter

•
Funds from Operations ("FFO") was $894.8 million, or $2.47 per diluted share, as compared to $827.4 million, or $2.29 per diluted share, in the prior year period. The FFO increase on a per diluted share basis was 7.9%.

•
Net income attributable to common stockholders was $381.6 million, or $1.23 per diluted share, as compared to $315.4 million, or $1.01 per diluted share, in the prior year period.

Results for the Year

•
Funds from Operations ("FFO") was $3.206 billion, or $8.85 per diluted share, as compared to $2.885 billion, or $7.98 per diluted share, in the prior year period. The FFO increase on a per diluted share basis was 10.9%.

•
Net income attributable to common stockholders was $1.316 billion, or $4.24 per diluted share, as compared to $1.431 billion, or $4.72 per diluted share, in the prior year period. Results for 2012 include primarily non-cash net gains from acquisitions and dispositions of $1.41 per diluted share.

"This was an excellent quarter and year for Simon Property Group, capped off by our twentieth anniversary as a public company in December. Over that 20-year period, we delivered a total return to shareholders of 1,915%," said David Simon, Chairman and CEO. "We produced strong financial and operating results in the fourth quarter, led by 5.5% growth in comparable property net operating income for our U.S. Malls and Premium Outlets. We also completed our acquisition of ownership interests in the European designer outlet business of McArthurGlen and opened significant redevelopments and expansions at several of our properties."

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Earnings Release

U.S. Malls and Premium Outlets Operating Statistics

	As of December 31,
			% Increase
	2013	2012
Occupancy (1)	96.1%	95.3%	+80 basis points
Total Sales per sq. ft. (2)	$582	$568	2.5%
Base Minimum Rent per sq. ft. (1)	$42.34	$40.73	4.0%
Releasing Spread per sq. ft. (1)(3)	$8.94	$5.21	+$3.73
Releasing Spread (percentage change) (1)(3)	16.8%	10.8%	+600 basis points
(1)
Represents mall stores in Malls and all owned square footage in Premium Outlets.
(2)
Trailing 12-month sales per square foot for mall stores less than 10,000 square feet in Malls and all owned square footage in Premium Outlets.
(3)
Same space measure that compares opening and closing rates on individual spaces leased during trailing 12-month period.

Dividends

Today the Company announced that the Board of Directors declared a quarterly common stock dividend of $1.25 per share. This is an increase of $0.05 from the previous quarter, and a year over year increase of 8.7%. The dividend will be payable on February 28, 2014 to stockholders of record on February 14, 2014.

The Company also declared the quarterly dividend on its 8 3/8% Series J Cumulative Redeemable Preferred Stock (NYSE:SPGPrJ) of $1.046875 per share, payable on March 31, 2014 to stockholders of record on March 17, 2014.

Development Activity

In early October, we opened The Shops at Nanuet, a 750,000 square foot open-air, state-of-the-art center located in Rockland County, New York. This project, which was 98% leased at opening, transformed the property from an enclosed mall to a main-street outdoor shopping destination providing customers with a wide variety of fashion and specialty retail, dining and entertainment opportunities.

During the fourth quarter, the Company completed expansions at the following properties:

•
Orlando Premium Outlets - Vineland Ave (Orlando, Florida) - 105,000 square feet, 100% leased at opening

•
Johor Premium Outlets (Johor, Malaysia) - 90,000 square feet, 100% leased at opening

•
Walt Whitman Shops (Huntington Station, New York) - 74,000 square feet, 100% leased at opening
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We started construction on the transformational redevelopment and expansion of Roosevelt Field in Garden City, New York, during the fourth quarter, which will include the addition of Neiman Marcus. Redevelopment and expansion projects, including the addition of new anchors, are underway at 25 properties in the U.S., Asia and Mexico. The Company's share of the cost of these projects is approximately $1.1 billion.

The Company's outlet business continues its robust expansion with four new Premium Outlets under construction:

•
Charlotte Premium Outlets in Charlotte, North Carolina is a 400,000 square foot center scheduled to open in July of 2014. The Company owns a 50% interest in this project.

•
Twin Cities Premium Outlets in Eagan, Minnesota is a 410,000 square foot center scheduled to open in August of 2014. The Company owns a 35% interest in this project.

•
Montreal Premium Outlets in Mirabel, Quebec, Canada is a 360,000 square foot center scheduled to open in October of 2014. The Company owns a 50% interest in this project.

•
Vancouver Designer Outlet in Vancouver, British Columbia, Canada is a 242,000 square foot center scheduled to open in April of 2015. The Company owns a 45% interest in this project.

Acquisitions and Dispositions

As previously announced, the Company completed the closing of its acquisition of ownership interests in four existing McArthurGlen Designer Outlets: Parndorf (Vienna, Austria), La Reggia (Naples, Italy), Noventa di Piave (Venice, Italy) and Roermond (Roermond, the Netherlands) during the fourth quarter. The Company also owns an interest in the existing Ashford Designer Outlet in Kent, UK, Vancouver Designer Outlet (currently under construction), and a 50% ownership in McArthurGlen's management and development company. McArthurGlen is a leader in upscale, European designer outlet centers.

During the fourth quarter, the Company completed the sale of four assets - two community/lifestyle centers and two outlets.

In January, 2014, we acquired our joint venture partners' remaining interest in Kravco Simon Investments, a portfolio of 10 assets. This transaction included the remaining interest in King of Prussia Mall, bringing our ownership to 100%.

Financing Activity

On October 2, 2013, Simon Property Group, L.P., the Company's majority-owned operating partnership subsidiary, issued €750 million 7-year senior unsecured notes at 2.375%. This was the Company's first offering in the euro-denominated debt market. Net proceeds from the public offering were used to repay euro-denominated borrowings under the Company's unsecured revolving credit facility and for general corporate purposes.

The Company was also active in the secured debt markets in 2013. During the fourth quarter, we closed or locked rates on 10 new loans totaling approximately $2.2 billion, of which SPG's share is $1.0 billion. The weighted average interest rate on these new loans is 4.00% and the weighted average term is 7.4 years. For the year, we closed or locked rates on 30 new loans totaling approximately $5.1 billion, of which SPG's share is $3.0 billion. The weighted average interest rate on these new loans is 3.31% and the weighted average term is 7.5 years.

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Earnings Release

In January, 2014, Simon Property Group, L.P., completed a $1.2 billion senior unsecured notes offering with a weighted average duration of 7.5 years and an average coupon rate of 2.975%. The offering was comprised of $600 million of 2.20% five-year senior notes and $600 million of 3.75% ten-year senior notes. Net proceeds from the public offering were used to repay debt and for general corporate purposes.

Spin Off

In December, 2013, Simon Property Group announced a plan to spin off all of its strip center business and 44 smaller enclosed malls into an independent, publicly traded REIT. In conjunction with this transaction, we filed a Form 10 on December 24, 2013. We continue to expect the transaction will be effective in the second quarter of 2014.

2014 Guidance

The Company estimates that FFO will be within a range of $9.50 to $9.60 per diluted share for the year ending December 31, 2014, and net income will be within a range of $4.55 to $4.65 per diluted share.

The following table provides the reconciliation for the expected range of estimated net income available to common stockholders per diluted share to estimated FFO per diluted share:

For the year ending December 31, 2014

	Low End	High End
Estimated net income available to common stockholders per diluted share	$4.55	$4.65
Depreciation and amortization including the Company's share of unconsolidated entities	4.95	4.95

Estimated FFO per diluted share	$9.50	$9.60

This guidance does not take into consideration any impact from the previously mentioned spin-off transaction.

Conference Call

Simon Property Group will hold a conference call to discuss our financial results today at 10:00 a.m. Eastern Time, Friday, January 31, 2014. Live streaming audio of the conference call will be accessible at investors.simon.com. An online replay will be available until February 14, 2014 at investors.simon.com.

Supplemental Materials and Website

The Company has provided supplemental information on its fourth quarter performance at investors.simon.com. This information has also been furnished to the SEC in a current report on Form 8-K.

We routinely post important information online at our investor relations website, investors.simon.com. We use this website, press releases, SEC filings, quarterly conference calls, presentations and webcasts to disclose material, non-public information in accordance with Regulation FD. We encourage members of the investment community to

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Earnings Release

monitor these distribution channels for material disclosures. Any information accessed through our website is not incorporated by reference into, and is not a part of, this document.

Non-GAAP Financial Measures

This press release includes FFO and comparable property net operating income growth, which are financial performance measures not defined by generally accepted accounting principles in the United States ("GAAP"). Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included in this press release and in the Company's supplemental information for the quarter. FFO and comparable property net operating income growth are financial performance measures widely used in the REIT industry. Our definitions of these non-GAAP measures may not be the same as similar measures reported by other REITs.

Forward-Looking Statements

Certain statements made in this press release may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: the Company's ability to meet debt service requirements, the availability and terms of financing, changes in the Company's credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic conditions, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, and the intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. The Company discusses these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly reports filed with the SEC. The Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise unless required by law.

About Simon Property Group

Simon Property Group, Inc. (NYSE:SPG) is an S&P 100 company and a global leader in the retail real estate industry. The Company currently owns or has an interest in more than 325 retail real estate properties in North America, Asia and Europe comprising approximately 243 million square feet. We are headquartered in Indianapolis, Indiana and employ approximately 5,500 people in the U.S. For more information, visit www.simon.com.

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Earnings Release

Simon Property Group, Inc. and Subsidiaries
Unaudited Consolidated Statements of Operations
(Dollars in thousands, except per share amounts)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2013	2012	2013	2012
REVENUE:
Minimum rent	$850,082	$808,533	$3,201,958	$3,015,866
Overage rent	89,015	85,449	223,473	195,726
Tenant reimbursements	383,072	361,006	1,442,907	1,340,307
Management fees and other revenues	31,816	35,438	126,972	128,366
Other income	62,275	54,005	174,828	199,819

Total revenue	1,416,260	1,344,431	5,170,138	4,880,084

EXPENSES:
Property operating	121,039	116,619	475,133	469,755
Depreciation and amortization	329,183	350,353	1,290,528	1,257,569
Real estate taxes	112,640	108,094	444,899	419,267
Repairs and maintenance	36,224	37,306	120,803	116,168
Advertising and promotion	44,866	41,028	126,210	118,790
Provision for credit losses	3,531	7,538	7,737	12,809
Home and regional office costs	34,911	28,907	140,931	123,926
General and administrative	15,327	14,358	59,803	57,144
Marketable and non-marketable securities charges and realized gains, net	–	(6,426)	–	(6,426)
Other	25,993	32,056	88,405	90,482

Total operating expenses	723,714	729,833	2,754,449	2,659,484

OPERATING INCOME	692,546	614,598	2,415,689	2,220,600
Interest expense	(287,657)	(291,492)	(1,137,139)	(1,127,025)
Income and other taxes	(9,790)	(6,008)	(39,734)	(15,880)
Income from unconsolidated entities	46,596	35,294	205,259	131,907
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	7,609	18,104	107,515	510,030	(A)

CONSOLIDATED NET INCOME	449,304	370,496	1,551,590	1,719,632
Net income attributable to noncontrolling interests	66,915	54,279	231,949	285,136
Preferred dividends	834	834	3,337	3,337

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$381,555	$315,383	$1,316,304	$1,431,159

BASIC EARNINGS PER COMMON SHARE:
Net income attributable to common stockholders	$1.23	$1.01	$4.24	$4.72

DILUTED EARNINGS PER COMMON SHARE:
Net income attributable to common stockholders	$1.23	$1.01	$4.24	$4.72

4Q 2013 SUPPLEMENTAL	7

Earnings Release

Simon Property Group, Inc. and Subsidiaries
Unaudited Consolidated Balance Sheets
(Dollars in thousands, except share amounts)

	December 31, 2013	December 31, 2012
ASSETS:
Investment properties at cost	$35,126,344	$34,252,521
Less - accumulated depreciation	10,067,743	9,068,388

	25,058,601	25,184,133
Cash and cash equivalents	1,716,863	1,184,518
Tenant receivables and accrued revenue, net	581,482	521,301
Investment in unconsolidated entities, at equity	2,433,399	2,108,966
Investment in Klépierre, at equity	2,014,415	2,016,954
Deferred costs and other assets	1,519,814	1,570,734

Total assets	$33,324,574	$32,586,606

LIABILITIES:
Mortgages and unsecured indebtedness	$23,588,531	$23,113,007
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,374,113	1,374,172
Cash distributions and losses in partnerships and joint ventures, at equity	1,091,591	724,744
Other liabilities	257,222	303,588

Total liabilities	26,311,457	25,515,511

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	190,485	178,006
EQUITY:
Stockholders' Equity
Capital stock (850,000,000 total shares authorized, $0.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding with a liquidation value of $39,847	44,390	44,719
Common stock, $0.0001 par value, 511,990,000 shares authorized, 314,251,245 and 313,658,419 issued and outstanding, respectively	31	31
Class B common stock, $0.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	–	–
Capital in excess of par value	9,217,363	9,175,724
Accumulated deficit	(3,218,686)	(3,083,190)
Accumulated other comprehensive loss	(75,795)	(90,900)
Common stock held in treasury at cost, 3,650,680 and 3,762,595 shares, respectively	(117,897)	(135,781)

Total stockholders' equity	5,849,406	5,910,603
Noncontrolling interests	973,226	982,486

Total equity	6,822,632	6,893,089

Total liabilities and equity	$33,324,574	$32,586,606

4Q 2013 SUPPLEMENTAL	8

Earnings Release

Simon Property Group, Inc. and Subsidiaries
Unaudited Joint Venture Statements of Operations
(Dollars in thousands)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2013	2012	2013	2012
Revenue:
Minimum rent	$465,138	$395,853	$1,666,886	$1,487,554
Overage rent	52,207	47,987	180,772	176,609
Tenant reimbursements	196,313	182,866	765,357	691,564
Other income	77,599	50,012	200,104	171,698

Total revenue	791,257	676,718	2,813,119	2,527,425
Operating Expenses:
Property operating	133,991	125,375	498,485	477,338
Depreciation and amortization	138,474	132,803	528,317	508,083
Real estate taxes	52,515	46,121	212,667	178,739
Repairs and maintenance	20,960	19,894	69,116	65,163
Advertising and promotion	18,175	15,575	62,339	55,175
(Recovery of) provision for credit losses	(485)	2,071	1,287	1,824
Other	45,986	42,376	156,115	170,510

Total operating expenses	409,616	384,215	1,528,326	1,456,832

Operating Income	381,641	292,503	1,284,793	1,070,593
Interest expense	(241,331)	(147,818)	(694,904)	(599,400)

Income from Continuing Operations	140,310	144,685	589,889	471,193
Gain (loss) from operations of discontinued joint venture interests	385	457	46	(20,311)
Gain (loss) on disposal of discontinued operations, net	26,228	(450)	51,164	(5,354)

Net Income	$166,923	$144,692	$641,099	$445,528

Third-party investors' share of net income	$89,782	$76,823	$353,708	$239,931

Our share of net income	77,141	67,869	287,391	205,597
Amortization of Excess Investment (B)	(27,460)	(28,341)	(102,875)	(83,400)
Our share of loss on sale or disposal of assets and interests in unconsolidated entities, net	–	–	–	9,245

Income from Unconsolidated Entities (C)	$49,681	$39,528	$184,516	$131,442

Note:
The above financial presentation does not include any information related to our investment in Klépierre S.A. ("Klépierre").
For additional information, see footnote C.
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Earnings Release

Simon Property Group, Inc. and Subsidiaries
Unaudited Joint Venture Balance Sheets
(Dollars in thousands)

BALANCE SHEETS	December 31, 2013	December 31, 2012
Assets:
Investment properties, at cost	$15,824,689	$14,607,291
Less - accumulated depreciation	5,294,578	4,926,511

	10,530,111	9,680,780
Cash and cash equivalents	792,751	619,546
Tenant receivables and accrued revenue, net	310,320	252,774
Investment in unconsolidated entities, at equity	38,352	39,589
Deferred costs and other assets	586,622	438,399

Total assets	$12,258,156	$11,031,088

Liabilities and Partners' Deficit:
Mortgages	$13,024,257	$11,584,863
Accounts payable, accrued expenses, intangibles, and deferred revenues	849,107	672,483
Other liabilities	514,822	447,132

Total liabilities	14,388,186	12,704,478
Preferred units	67,450	67,450
Partners' deficit	(2,197,480)	(1,740,840)

Total liabilities and partners' deficit	$12,258,156	$11,031,088

Our Share of:
Partners' deficit	$(717,776)	$(799,911)
Add: Excess Investment (B)	2,059,584	2,184,133

Our net Investment in Joint Ventures	$1,341,808	$1,384,222

Note:
The above financial presentation does not include any information related to our investment in Klépierre.
For additional information, see footnote C attached hereto.
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Earnings Release

Simon Property Group, Inc. and Subsidiaries
Unaudited Reconciliation of Non-GAAP Financial Measures (D)
(Amounts in thousands, except per share amounts)

Reconciliation of Consolidated Net Income to FFO

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2013	2012	2013	2012
Consolidated Net Income (E)	$449,304	$370,496	$1,551,590	$1,719,632
Adjustments to Arrive at FFO:
Depreciation and amortization from consolidated properties	324,478	346,594	1,273,646	1,242,741
Our share of depreciation and amortization from unconsolidated entities, including Klépierre	134,768	134,692	511,200	456,011
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(7,609)	(18,104)	(107,515)	(510,030)
Net income attributable to noncontrolling interest holders in properties	(2,474)	(2,092)	(8,990)	(8,520)
Noncontrolling interests portion of depreciation and amortization	(2,391)	(2,831)	(8,986)	(9,667)
Preferred distributions and dividends	(1,313)	(1,313)	(5,252)	(5,252)

FFO of the Operating Partnership	$894,763	$827,442	$3,205,693	$2,884,915

Diluted Net Income Per Share to Diluted FFO Per Share Reconciliation:
Diluted net income per share	$1.23	$1.01	$4.24	$4.72
Depreciation and amortization from consolidated properties and our share of depreciation and amortization from unconsolidated entities, including Klépierre, net of noncontrolling interests portion of depreciation and amortization	1.26	1.33	4.91	4.67
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(0.02)	(0.05)	(0.30)	(1.41)

Diluted FFO per share	$2.47	$2.29	$8.85	$7.98

Details for per share calculations:
FFO of the Operating Partnership	$894,763	$827,442	$3,205,693	$2,884,915
Diluted FFO allocable to unitholders	(128,419)	(119,633)	(460,923)	(464,567)

Diluted FFO allocable to common stockholders	$766,344	$707,809	$2,744,770	$2,420,348

Basic weighted average shares outstanding	310,434	309,417	310,255	303,137
Adjustments for dilution calculation:
Effect of stock options	–	1	–	1

Diluted weighted average shares outstanding	310,434	309,418	310,255	303,138
Weighted average limited partnership units outstanding	52,021	52,297	52,101	58,186

Diluted weighted average shares and units outstanding	362,455	361,715	362,356	361,324

Basic and Diluted FFO per Share	$2.47	$2.29	$8.85	$7.98
Percent Change	7.9%		10.9%
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Earnings Release

Simon Property Group, Inc. and Subsidiaries
Footnotes to Unaudited Reconciliation of Non-GAAP Financial Measures

Notes:

(A)
2012 primarily represents non-cash gains resulting from our acquisition/disposition activity and the remeasurement of our previously held interest to fair value for those properties in which we now have a controlling interest.

(B)
Excess investment represents the unamortized difference of our investment over equity in the underlying net assets of the related partnerships and joint ventures shown therein. The Company generally amortizes excess investment over the life of the related properties.

(C)
The Unaudited Joint Venture Statements of Operations do not include any operations or our share of net income or excess investment amortization related to our investment in Klépierre. Amounts included in Footnotes E below exclude our share of related activity for our investment in Klépierre. For further information, reference should be made to financial information in Klépierre's public filings and additional discussion and analysis in our Form 10-K.

(D)
This report contains measures of financial or operating performance that are not specifically defined by GAAP, including FFO and FFO per share. FFO is a performance measure that is standard in the REIT business. We believe FFO provides investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

We determine FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). We determine FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate-related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales or disposals of, or any impairment charges related to, previously depreciated retail operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

We have adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale or disposal of, or any impairment charges relating to, previously depreciated retail operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(E)
Includes our share of:

-
Gains on land sales of $2.2 million and $7.9 million for the three months ended December 31, 2013 and 2012, respectively, and $7.6 million and $19.6 million for the twelve months ended December 31, 2013 and 2012, respectively

-
Straight-line adjustments to minimum rent of $18.1 million and $12.6 million for the three months ended December 31, 2013 and 2012, respectively, and $57.8 million and $44.3 million for the twelve months ended December 31, 2013 and 2012, respectively

-
Amortization of fair market value of leases from acquisitions of $5.8 million and $4.8 million for the three months ended December 31, 2013 and 2012, and $27.7 million and $21.0 million for the twelve months ended December 31, 2013 and 2012, respectively

-
Debt premium amortization of $9.6 million and $12.1 million for the three months ended December 31, 2013 and 2012, respectively, and $41.9 million and $41.8 million for the twelve months ended December 31, 2013 and 2012, respectively
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Overview

The Company

Simon Property Group, Inc. (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is our majority-owned partnership subsidiary that owns all of our real estate properties and other assets. In this package, the terms Simon, we, our, or the Company refer to, Simon Property, Inc., the Operating Partnership, and its subsidiaries. We are engaged primarily in the ownership, development and management of retail real estate properties including Malls, Premium Outlets®, The Mills®, Community/Lifestyle Centers and International Properties. At December 31, 2013, we owned or had an interest in 328 properties comprising 243 million square feet in North America, Asia and Europe. Additionally, we have a 28.9% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns shopping centers in 13 European countries.

This package was prepared to provide operational and balance sheet information as of December 31, 2013, for the Company and the Operating Partnership.

Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but except as required by law, otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

Any questions, comments or suggestions regarding this Supplemental Information should be directed to Liz Zale, Senior Vice President of Corporate Affairs (lzale@simon.com or 212.745.9623) or Kristin Ely, Manager of Investor Relations (kely@simon.com or 317.685.7361).

Reporting Calendar

Below is a list of estimated dates for future announcements of results. Dates are subject to change.

First Quarter 2014	April 22, 2014
Second Quarter 2014	July 23, 2014
Third Quarter 2014	October 22, 2014
4Q 2013 SUPPLEMENTAL	13

Overview

 Stock Information

The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's (1)
Corporate	A	(Stable Outlook)
Senior Unsecured	A	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody's (2)
Senior Unsecured	A2	(Stable Outlook)
Preferred Stock	A3	(Stable Outlook)

Senior Unsecured Debt Covenants (3)

	Required	Actual	Compliance
Total Debt to Total Assets (3)	≤65%	42%	Yes
Total Secured Debt to Total Assets (3)	≤50%	20%	Yes
Fixed Charge Coverage Ratio	>1.5X	3.4X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	251%	Yes
(1)
Upgraded on May 16, 2013.

(2)
Upgraded on August 7, 2013.

(3)
Covenants for indentures dated June 7, 2005 and later. Total Assets are calculated in accordance with the bond indenture and are essentially net operating income (NOI) divided by a 7.0% capitalization rate plus the value of other assets at cost.
4Q 2013 SUPPLEMENTAL	14

Selected Financial and Equity Information
(In thousands, except as noted)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Financial Highlights
Total Revenue - Consolidated Properties	$1,416,260	$1,344,431	$5,170,138	$4,880,084
Consolidated Net Income	$449,304	$370,496	$1,551,590	$1,719,632
Net Income Attributable to Common Stockholders	$381,555	$315,383	$1,316,304	$1,431,159
Basic Earnings per Common Share (EPS)	$1.23	$1.01	$4.24	$4.72
Diluted Earnings per Common Share (EPS)	$1.23	$1.01	$4.24	$4.72
Funds from Operations (FFO) of the Operating Partnership	$894,763	$827,442	$3,205,693	$2,884,915
Basic and Diluted FFO per Share (FFOPS)	$2.47	$2.29	$8.85	$7.98
Dividends/Distributions per Share	$1.20	$1.10	$4.65	$4.10

Stockholders' Equity Information	As of December 31, 2013	As of December 31, 2012
Limited Partners' Units Outstanding at end of period	51,846	51,952
Common Shares Outstanding at end of period	310,609	309,904

Total Common Shares and Limited Partnership Units Outstanding at end of period	362,455	361,856

Weighted Average Limited Partnership Units Outstanding	52,101	58,186
Weighted Average Common Shares Outstanding:
Basic - for purposes of EPS and FFOPS	310,255	303,137
Diluted - for purposes of EPS and FFOPS	310,255	303,138

Debt Information
Share of Consolidated Debt	$23,425,910	$22,953,985
Share of Joint Venture Debt	6,096,446	5,380,359

Share of Total Debt	$29,522,356	$28,334,344

Market Capitalization
Common Stock Price at end of period	$152.16	$158.09
Common Equity Capitalization, including limited partnership units	$55,151,110	$57,205,875
Preferred Equity Capitalization, including limited partnership preferred units	73,753	81,387

Total Equity Market Capitalization	$55,224,863	$57,287,262

Total Market Capitalization - Including Share of Total Debt	$84,747,219	$85,621,606

Debt to Total Market Capitalization	34.8%	33.1%
4Q 2013 SUPPLEMENTAL	15

Pro-Rata Statement of Operations
(In thousands)

	Three Months Ended December 31, 2013
	Consolidated	Noncontrolling Interests (1)	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share		Three Months Ended December 31, 2012 Our Total Share
REVENUE:
Minimum rent	$850,082	$(7,629)	$842,453	$219,774	$1,062,227		$980,389
Overage rent	89,015	(206)	88,809	22,786	111,595		105,667
Tenant reimbursements	383,072	(4,260)	378,812	91,591	470,403		440,315
Management fees and other revenues	31,816	–	31,816	–	31,816		35,438
Other income	62,275	(460)	61,815	33,958	95,773		76,235

Total revenue	1,416,260	(12,555)	1,403,705	368,109	1,771,814		1,638,044

EXPENSES:
Property operating	121,039	(2,264)	118,775	58,846	177,621		167,172
Depreciation and amortization	329,183	(2,390)	326,793	95,729	422,522		440,339
Real estate taxes	112,640	(1,134)	111,506	24,499	136,005		127,921
Repairs and maintenance	36,224	(613)	35,611	9,812	45,423		45,838
Advertising and promotion	44,866	(218)	44,648	8,668	53,316		47,752
Provision for credit losses	3,531	(45)	3,486	(277)	3,209		8,399
Home and regional office costs	34,911	–	34,911	–	34,911		28,907
General and administrative	15,327	–	15,327	–	15,327		14,358
Marketable and non-marketable securities charges and realized gains, net	–	–	–	–	–		(6,426)
Other	25,993	(1,177)	24,816	20,329	45,145		48,878

Total operating expenses	723,714	(7,841)	715,873	217,606	933,479		923,138

OPERATING INCOME	692,546	(4,714)	687,832	150,503	838,335		714,906
Interest expense	(287,657)	2,240	(285,417)	(100,822)	(386,239)		(354,363)
Income and other taxes	(9,790)	–	(9,790)	–	(9,790)		(6,008)
Income from unconsolidated entities	46,596	–	46,596	(49,681)	(3,085	) (2)	(4,235)
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entitites, net	7,609	–	7,609	–	7,609		18,104

CONSOLIDATED NET INCOME	449,304	(2,474)	446,830	–	446,830		368,404
Net income attributable to noncontrolling interests	66,915	(2,474)	64,441	–	64,441	(3)	52,187
Preferred dividends	834	–	834	–	834		834

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$381,555	$–	$381,555	$–	$381,555		$315,383

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO:
Consolidated Net Income			$449,304	$–	$449,304		$370,496
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			324,478	–	324,478		346,594
Our share of depreciation and amortization from unconsolidated entities, including Klépierre				134,768	134,768		134,692
Income from unconsolidated entities			(46,596)	46,596	–		–
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entitites, net			(7,609)	–	(7,609)		(18,104)
Net income attributable to noncontrolling interest holders in properties			(2,474)	–	(2,474)		(2,092)
Noncontrolling interests portion of depreciation and amortization			(2,391)	–	(2,391)		(2,831)
Preferred distributions and dividends			(1,313)	–	(1,313)		(1,313)

FFO of the Operating Partnership			$713,399	$181,364	$894,763		$827,442

Percentage of FFO of the Operating Partnership			79.73%	20.27%	100.00%		100.00%

(1)
Represents our venture partners' share of operations from consolidated properties.
(2)
Our Total Share of income from unconsolidated entities represents our share of net results related to our investment in Klépierre.
(3)
Represents limited partners' interest in the Operating Partnership.
4Q 2013 SUPPLEMENTAL	16

Pro-Rata Statement of Operations
(In thousands)

	Twelve Months Ended December 31, 2013
	Consolidated	Noncontrolling Interests (1)	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	Twelve Months Ended December 31, 2012 Our Total Share
REVENUE:
Minimum rent	$3,201,958	$(28,712)	$3,173,246	$775,372	$3,948,618	$3,674,841
Overage rent	223,473	(416)	223,057	76,942	299,999	269,910
Tenant reimbursements	1,442,907	(16,627)	1,426,280	355,449	1,781,729	1,643,084
Management fees and other revenues	126,972	–	126,972	–	126,972	128,366
Other income	174,828	(1,296)	173,532	90,885	264,417	277,233

Total revenue	5,170,138	(47,051)	5,123,087	1,298,648	6,421,735	5,993,434

EXPENSES:
Property operating	475,133	(8,573)	466,560	215,615	682,175	664,676
Depreciation and amortization	1,290,528	(8,982)	1,281,546	360,591	1,642,137	1,590,737
Real estate taxes	444,899	(4,493)	440,406	98,175	538,581	498,453
Repairs and maintenance	120,803	(1,767)	119,036	32,003	151,039	144,861
Advertising and promotion	126,210	(813)	125,397	28,941	154,338	142,757
Provision for credit losses	7,737	(162)	7,575	792	8,367	13,298
Home and regional office costs	140,931	–	140,931	–	140,931	123,926
General and administrative	59,803	–	59,803	–	59,803	57,144
Marketable and non-marketable securities charges and realized gains, net	–	–	–	–	–	(6,426)
Other	88,405	(4,659)	83,746	66,994	150,740	154,226

Total operating expenses	2,754,449	(29,449)	2,725,000	803,111	3,528,111	3,383,652

OPERATING INCOME	2,415,689	(17,602)	2,398,087	495,537	2,893,624	2,609,782
Interest expense	(1,137,139)	8,612	(1,128,527)	(311,021)	(1,439,548)	(1,393,284)
Income and other taxes	(39,734)	–	(39,734)	–	(39,734)	(15,880)
Income from unconsolidated entities	205,259	–	205,259	(184,516)	20,743 (2)	464
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entitites, net	107,515	–	107,515	–	107,515	510,030

CONSOLIDATED NET INCOME	1,551,590	(8,990)	1,542,600	–	1,542,600	1,711,112
Net income attributable to noncontrolling interests	231,949	(8,990)	222,959	–	222,959 (3)	276,616
Preferred dividends	3,337	–	3,337	–	3,337	3,337

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,316,304	$–	$1,316,304	$–	$1,316,304	$1,431,159

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO:
Consolidated Net Income			$1,551,590	$–	$1,551,590	$1,719,632
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			1,273,646		1,273,646	1,242,741
Our share of depreciation and amortization from unconsolidated entities, including Klépierre				511,200	511,200	456,011
Income from unconsolidated entities			(205,259)	205,259	–	–
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entitites, net			(107,515)	–	(107,515)	(510,030)
Net income attributable to noncontrolling interest holders in properties			(8,990)	–	(8,990)	(8,520)
Noncontrolling interests portion of depreciation and amortization			(8,986)	–	(8,986)	(9,667)
Preferred distributions and dividends			(5,252)	–	(5,252)	(5,252)

FFO of the Operating Partnership			$2,489,234	$716,459	$3,205,693	$2,884,915

Percentage of FFO of the Operating Partnership			77.65%	22.35%	100.00%	100.00%

(1)
Represents our venture partners' share of operations from consolidated properties.
(2)
Our Total Share of income from unconsolidated entities represents our share of net results related to our investment in Klépierre.
(3)
Represents limited partners' interest in the Operating Partnership.
4Q 2013 SUPPLEMENTAL	17

Pro-Rata Balance Sheet
(In thousands)

	As of December 31, 2013
	Consolidated	Noncontrolling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2012 Our Total Share
ASSETS:
Investment properties, at cost	$35,126,344	$(277,771)	$34,848,573	$9,748,529	$44,597,102	$42,905,860
Less - accumulated depreciation	10,067,743	(98,636)	9,969,107	2,455,114	12,424,221	11,186,195

	25,058,601	(179,135)	24,879,466	7,293,415	32,172,881	31,719,665
Cash and cash equivalents	1,716,863	(9,162)	1,707,701	374,655	2,082,356	1,449,261
Tenant receivables and accrued revenue, net	581,482	(3,997)	577,485	145,891	723,376	629,506
Investment in unconsolidated entities, at equity	2,433,399	–	2,433,399	(2,433,399)	–	–
Investment in Klépierre, at equity	2,014,415	–	2,014,415	–	2,014,415	2,016,954
Deferred costs and other assets	1,519,814	(14,474)	1,505,340	316,946	1,822,286	1,759,931

Total assets	$33,324,574	$(206,768)	$33,117,806	$5,697,508	$38,815,314	$37,575,317

LIABILITIES:
Mortgages and unsecured indebtedness	$23,588,531	$(162,621)	$23,425,910	$6,096,446	$29,522,356	$28,334,344
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,374,113	(10,192)	1,363,921	419,392	1,783,313	1,665,368
Cash distributions and losses in partnerships and joint ventures, at equity	1,091,591	–	1,091,591	(1,091,591)	–	–
Other liabilities	257,222	(1,449)	255,773	273,261	529,034	528,490

Total liabilities	26,311,457	(174,262)	26,137,195	5,697,508	31,834,703	30,528,202

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	190,485	(28,242)	162,243	–	162,243	153,149

EQUITY:
Stockholders' equity
Capital stock
Series J 8 3/8% cumulative redeemable preferred stock	44,390	–	44,390	–	44,390	44,719
Common stock, $.0001 par value	31	–	31	–	31	31
Class B common stock, $.0001 par value	–	–	–	–	–	–
Capital in excess of par value	9,217,363	–	9,217,363	–	9,217,363	9,175,724
Accumulated deficit	(3,218,686)	–	(3,218,686)	–	(3,218,686)	(3,083,190)
Accumulated other comprehensive loss	(75,795)	–	(75,795)	–	(75,795)	(90,900)
Common stock held in treasury at cost	(117,897)	–	(117,897)	–	(117,897)	(135,781)

Total stockholders' equity	5,849,406	–	5,849,406	–	5,849,406	5,910,603
Noncontrolling interests	973,226	(4,264)	968,962	–	968,962	983,363

Total equity	6,822,632	(4,264)	6,818,368	–	6,818,368	6,893,966

Total liabilities and equity	$33,324,574	$(206,768)	$33,117,806	$5,697,508	$38,815,314	$37,575,317

Basis of Presentation:

We present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in our portfolio. The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. Our Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at Our Total Share on the Pro-Rata Statement of Operations for the twelve months ended December 31, 2013 and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

4Q 2013 SUPPLEMENTAL	18

NOI Composition(1)
For the Twelve Months Ended December 31, 2013

NOI by Asset Type	U.S. Portfolio NOI by State

(1)
Based on our share of total NOI and does not reflect any property, entity or corporate-level debt.
(2)
Includes Klépierre, international Premium Outlets and international Designer Outlets.
4Q 2013 SUPPLEMENTAL	19

Reconciliations of Non-GAAP Financial Measures
(In thousands, except as noted)

Reconciliation of Net Income to NOI
The following schedule reconciles net income to NOI and provides our calculation of comparable property NOI.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Reconciliation of NOI of consolidated properties:
Consolidated Net Income	$449,304	$370,496	$1,551,590	$1,719,632
Income and other taxes	9,790	6,008	39,734	15,880
Interest expense	287,657	291,492	1,137,139	1,127,025
Income from unconsolidated entities	(46,596)	(35,294)	(205,259)	(131,907)
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(7,609)	(18,104)	(107,515)	(510,030)

Operating Income	692,546	614,598	2,415,689	2,220,600
Depreciation and amortization	329,183	350,353	1,290,528	1,257,569

NOI of consolidated properties	$1,021,729	$964,951	$3,706,217	$3,478,169

Reconciliation of NOI of unconsolidated entities:
Net Income	$166,923	$144,692	$641,099	$445,528
Interest expense	241,331	147,818	694,904	599,400
(Gain) loss from operations of discontinued joint venture interests	(385)	(457)	(46)	20,311
(Gain) loss on disposal of discontinued operations, net	(26,228)	450	(51,164)	5,354

Operating Income	381,641	292,503	1,284,793	1,070,593
Depreciation and amortization	138,474	132,803	528,317	508,083

NOI of unconsolidated entities	$520,115	$425,306	$1,813,110	$1,578,676

Total consolidated and unconsolidated NOI from continuing operations	$1,541,844	$1,390,257	$5,519,327	$5,056,845

Adjustments to NOI:
NOI of discontinued unconsolidated properties	385	(230)	46	63,571

Total NOI of SPG portfolio	$1,542,229	$1,390,027	$5,519,373	$5,120,416

Change in NOI from prior period	10.9%	4.0%	7.8%	2.6%
Add: Our share of NOI from Klépierre	67,571	58,970	276,391	173,310
Less: Joint venture partners' share of NOI	(281,371)	(234,783)	(983,612)	(919,897)

Our share of NOI	$1,328,429	$1,214,214	$4,812,152	$4,373,829

Increase in SPG share of NOI from prior period	9.4%	18.7%	10.0%	15.4%
Total NOI of our portfolio	$1,542,229	$1,390,027	$5,519,373	$5,120,416
NOI from non comparable properties (1)	413,166	319,603	1,349,124	1,157,488

Total NOI of comparable properties (2)	$1,129,063	$1,070,424	$4,170,249	$3,962,928

Increase in NOI of U.S. Malls and Premium Outlets that are comparable properties	5.5%		5.2%

(1)
NOI excluded from comparable property NOI relates to The Mills, Community/Lifestyle Centers, International Properties, other retail properties, The Mills Limited Partnership properties, any of our non-retail holdings and results of our corporate and management company operations, NOI of U.S. Malls and Premium Outlets not owned and operated in both periods under comparison and excluded income noted in footnote 2 below.
(2)
Comparable properties are U.S. Malls and Premium Outlets that were owned in both of the periods under comparison. Excludes lease termination income, interest income, land sale gains and the impact of significant redevelopment activities.
4Q 2013 SUPPLEMENTAL	20

Reconciliations of Non-GAAP Financial Measures
 (In thousands, except as noted)

Reconciliation of FFO to Funds Available for Distribution (Our Share)

	Three Months Ended December 31, 2013	Per Share Amount	Twelve Months Ended December 31, 2013	Per Share Amount
FFO	$894,763	$2.47	$3,205,693	$8.85
Non-cash impacts to FFO (1)	(8,567)	(0.02)	(29,095)	(0.09)

FFO excluding non-cash impacts	886,196	$2.45	3,176,598	8.76
Tenant allowances	(60,756)	(0.17)	(181,671)	(0.50)
Operational capital expenditures	(45,994)	(0.13)	(130,537)	(0.36)

Funds available for distribution	$779,446	$2.15	$2,864,390	$7.90

(1)
Non-cash impacts to FFO include:

	Three Months Ended December 31, 2013	Twelve Months Ended December 31, 2013
Deductions:
Straight-line rent	(18,132)	(57,800)
Fair value of debt amortization	(9,675)	(41,937)
Fair market value of lease amortization	(5,786)	(27,701)
Additions:
Stock based compensation expense	13,433	53,448
Mortgage, financing fee and terminated
swap amortization expense	11,593	44,895

	(8,567)	(29,095)

This report contains measures of financial or operating performance that are not specifically defined by generally accepted accounting principles (GAAP) in the United States, including FFO, diluted FFO per share, funds available for distribution, net operating income (NOI), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with the performance of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities. Reconciliations of non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the tables on pages 20 and 21 and in the Earnings Release for the latest period.

4Q 2013 SUPPLEMENTAL	21

Other Income, Other Expense and Capitalized Interest
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Consolidated Properties
Other Income
Interest and dividend income	$2,820	$4,481	$9,192	$24,545
Lease settlement income	3,032	2,090	6,297	13,973
Gains on land sales	2,311	4,434	7,709	16,135
Other (1)	54,112	43,000	151,630	145,166

Totals	$62,275	$54,005	$174,828	$199,819

Other Expense
Ground rent	$6,235	$11,549	$40,063	$43,377
Professional fees and other	19,758	20,507	48,342	47,105

Totals	$25,993	$32,056	$88,405	$90,482

Capitalized Interest	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Interest Capitalized during the Period:
Our Share of Consolidated Properties	$2,661	$3,436	$16,323	$21,042
Our Share of Joint Venture Properties	$87	$220	$617	$718

(1)
Includes ancillary property revenues, gift cards, marketing, media, parking and sponsorship revenues and other miscellaneous income items.
4Q 2013 SUPPLEMENTAL	22

U.S. Mall and Premium Outlets Operating Information

	As of December 31,
	2013	2012
Total Number of Properties	222	223
Total Square Footage of Properties (in millions)	189.3	190.2
Ending Occupancy (1):
Consolidated Assets	96.3%	95.4%
Unconsolidated Assets	95.2%	95.1%
Total Portfolio	96.1%	95.3%
Total Sales per Square Foot (PSF) (2):
Consolidated Assets	$563	$549
Unconsolidated Assets	$664	$651
Total Portfolio	$582	$568
Base Minimum Rent PSF (3):
Consolidated Assets	$40.22	$38.53
Unconsolidated Assets	$49.74	$48.71
Total Portfolio	$42.34	$40.73

Releasing Activity for the Trailing Twelve Month Period Ended:

		Total Rent PSF		Releasing
	Square Footage of Openings	Opening Rate PSF (4)	Closing Rate PSF (4)	Spread (4)
12/31/13	7,852,103	$62.19	$53.25	$8.94	16.8%
9/30/13	7,748,887	$61.07	$53.02	$8.05	15.2%
6/30/13	7,436,001	$60.62	$53.13	$7.49	14.1%
3/31/13	7,419,367	$59.11	$52.11	$7.00	13.4%
12/31/12	8,250,576	$53.24	$48.03	$5.21	10.8%

Occupancy Cost as a Percentage of Sales (5):

12/31/13	11.5%
9/30/13	11.4%
6/30/13	11.3%
3/31/13	11.3%
12/31/12	11.4%
(1)
Ending Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. We include all company owned space except for mall anchors, mall majors, mall freestanding and mall outlots in the calculation.
(2)
Total Sales PSF is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated company owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for malls. All company owned space is included for Premium Outlets.
(3)
Base Minimum Rent PSF is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.
(4)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent PSF for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance (CAM) and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.
(5)
Occupancy Cost as a Percentage of Sales is the trailing 12-month Base Minimum Rent, plus all applicable Ancillary Charges, plus Overage Rent, if applicable (based on last 12 months of sales), divided by the trailing 12-month Total Sales PSF for the same tenants.
4Q 2013 SUPPLEMENTAL	23

The Mills, Community/Lifestyle Centers and International Operating Information

	As of December 31,
	2013	2012
The Mills
Total Number of Properties	13	13
Total Square Footage of Properties (in millions)	19.2	18.8
Ending Occupancy (1)	98.5%	97.2%
Total Sales PSF (2)	$529	$510
Base Minimum Rent PSF (3)	$23.79	$22.58

Community/Lifestyle Centers
Total Number of Properties	62	68
Total Square Footage of Properties (in millions)	19.6	21.0
Ending Occupancy (1)	95.0%	94.7%
Base Minimum Rent PSF (3)	$14.59	$14.04

International Properties
Premium Outlets
Total Number of Properties	15	12
Total Square Footage of Properties (in millions)	5.0	3.9
Designer Outlets
Total Number of Properties	5	N/A
Total Square Footage of Properties (in millions)	1.0	N/A
Statistics for Premium Outlets in Japan (4)
Ending Occupancy	99.4%	99.5%
Total Sales PSF	¥90,959	¥87,720
Base Minimum Rent PSF	¥4,888	¥4,790

(1)
See footnote 1 on page 23 for definition, except Ending Occupancy is calculated on all company owned space.
(2)
See footnote 2 on page 23 for definition; calculation methodology is the same as for malls.
(3)
See footnote 3 on page 23 for definition.
(4)
Information supplied by the managing venture partner; includes 9 assets.
4Q 2013 SUPPLEMENTAL	24

U.S. Mall and Premium Outlets Lease Expirations(1)

Year	Number of Leases Expiring	Square Feet	Avg. Base Minimum Rent PSF at 12/31/13	Percentage of Gross Annual Rental Revenues (2)
Inline Stores and Freestanding
Month to Month Leases	645	1,788,363	$39.88	1.3%
2014	2,502	7,862,336	$39.46	6.1%
2015	2,932	9,546,396	$39.76	7.5%
2016	2,812	9,429,412	$39.27	7.3%
2017	2,624	9,250,051	$41.80	7.7%
2018	2,497	9,173,389	$44.58	8.1%
2019	1,633	6,437,129	$44.83	5.8%
2020	1,246	4,597,759	$48.69	4.5%
2021	1,295	5,242,126	$46.50	4.9%
2022	1,577	6,083,275	$45.98	5.6%
2023	1,890	7,325,936	$45.89	6.7%
2024 and Thereafter	713	3,715,748	$39.04	3.0%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,338	3,085,228	$16.66	1.0%

Anchor Tenants
2014	16	1,566,512	$6.02	0.2%
2015	28	3,141,251	$3.15	0.2%
2016	24	2,940,627	$3.12	0.2%
2017	24	3,344,997	$2.36	0.2%
2018	26	3,040,642	$4.65	0.3%
2019	22	2,286,288	$5.03	0.2%
2020	15	1,424,628	$6.46	0.2%
2021	12	1,055,228	$7.80	0.1%
2022	8	962,861	$9.46	0.2%
2023	14	1,523,762	$10.07	0.3%
2024 and Thereafter	36	3,705,692	$6.27	0.5%

(1)
Does not consider the impact of renewal options that may be contained in leases.
(2)
Annual rental revenues represent 2013 consolidated and joint venture combined base rental revenue.
4Q 2013 SUPPLEMENTAL	25

U.S. Mall and Premium Outlets Top Tenants

                                                              Top Inline Store Tenants (sorted by percentage of total base minimum rent for U.S. properties)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Sq. Ft. in U.S. Properties	Percent of Total Base Minimum Rent for U.S. Properties

The Gap, Inc.	383	4,028	1.7%	3.2%
L Brands, Inc.	380	2,174	0.9%	2.2%
Abercrombie & Fitch Co.	214	1,530	0.6%	1.5%
PVH Corporation	270	1,462	0.6%	1.3%
Forever 21, Inc.	87	1,355	0.6%	1.3%
Foot Locker, Inc.	357	1,411	0.6%	1.3%
American Eagle Outfitters, Inc.	210	1,296	0.5%	1.2%
Luxottica Group S.P.A	451	863	0.4%	1.2%
Ascena Retail Group, Inc.	326	1,739	0.7%	1.1%
Ann, Inc.	214	1,292	0.5%	1.0%

                                                              Top Anchors (sorted by percentage of total square footage in U.S. properties) (1)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Sq. Ft. in U.S. Properties	Percent of Total Base Minimun Rent for U.S. Properties

Macy's, Inc.	155	28,873	12.2%	0.5%
Sears Holdings Corporation	116	18,254	7.7%	0.2%
J.C. Penney Co., Inc.	108	16,030	6.8%	0.5%
Dillard's, Inc.	65	10,493	4.4%	0.1%
Nordstrom, Inc.	28	4,745	2.0%	0.1%
Belk, Inc.	17	2,385	1.0%	0.1%
Hudson's Bay Company	17	2,217	0.9%	0.2%
The Bon-Ton Stores, Inc.	19	2,085	0.9%	0.1%
Dick's Sporting Goods, Inc.	26	1,696	0.7%	0.5%
Target Corporation	11	1,552	0.7%	–
The Neiman Marcus Group, Inc.	10	1,265	0.5%	–
Kohl's Corporation	12	1,028	0.4%	0.1%
Boscov's Department Store LLC	3	547	0.2%	–

(1)
Includes space leased and owned by anchors in U.S. Malls; does not include Neiman Marcus Last Call, Nordstrom Rack, and Saks Fifth Avenue Off 5th.
4Q 2013 SUPPLEMENTAL	26

Capital Expenditures
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Our Share

New development projects	$38,499	$495,321	$231,059
Redevelopment projects with incremental square footage and/or anchor replacement	498,518	191,252	95,555
Redevelopment projects with no incremental square footage	68,640	23,011	9,992

Subtotal new development and redevelopment projects	605,657	709,584	336,606
Tenant allowances	149,957	68,180	31,714
Operational capital expenditures at properties:
CAM expenditures (1)	69,301	54,986	24,590
Non-CAM expenditures	31,868	11,529	4,778

Totals	$856,783	$844,279	$397,688

Conversion from accrual to cash basis	(15,574)	(30,063)	(14,161)

Capital Expenditures for the Twelve Months Ended 12/31/13 (2)	$841,209	$814,216	$383,527

Capital Expenditures for the Twelve Months Ended 12/31/12 (2)	$802,427	$617,391	$289,365

(1)
Expenditures included in the pool of expenses allocated to tenants as CAM.
(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.
4Q 2013 SUPPLEMENTAL	27

Development Activity Summary
As of December 31, 2013
(in millions, except percent)

Platform Project Type	Projected Gross Cost	Projected Net Cost	Our Share of Net Cost	Blended Stabilized Rate of Return	Total Construction in Progress	Our Share of Total Construction in Progress
Malls
Redevelopments	$882	$870	$630	8%	$161	$114

Premium Outlets
New Developments	$471	$460	$208	9%	$129	$56
Redevelopments	$442	$439	$409	11%	$123	$121

The Mills
Redevelopments	$21	$21	$19	13%	$5	$4

Community/Lifestyle Centers
Redevelopments	$7	$7	$5	11%	$0	$0
Totals	$1,823	$1,797	$1,271	9%	$418	$295

Notes:

(1)
Represents projects under construction; new development and redevelopment projects with budgeted gross costs in excess of $5 million; and anchor/big box additions with budgeted gross costs in excess of $2 million.
(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.
(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Increment Financing (TIF), CAM, and other such recoveries.
(4)
Costs and returns are based upon current budget assumptions; actual costs may vary.
4Q 2013 SUPPLEMENTAL	28

Development Activity Report (1)
As of December 31, 2013

Property/ Location	Project Description	Actual/ Projected Opening	Company's Ownership Percentage
Malls - Redevelopments
Virginia Center Commons - Glen Allen, VA	American Family Fitness	1/14	100%
King of Prussia Mall - King of Prussia (Philadelphia), PA	Container Store	3/14	96%
Plaza Carolina - Carolina (San Juan), PR	Sports Authority	3/14	100%
Del Amo Fashion Center - Torrance (Los Angeles), CA	Phase I redevelopment including common area renovation and new dining pavilion (11/13), addition of small shops in former food court space (5/14)	5/14	50%
Domain, The - Austin, TX	Punch Bowl Social	5/14	100%
Lenox Square - Atlanta, GA	Redevelopment	5/14	100%
Great Lakes Mall - Mentor (Cleveland), OH	Dick's Sporting Goods	6/14	100%
Gulf View Square - Port Richey, FL	Ulta	6/14	100%
Circle Centre Mall - Indianapolis, IN	Indianapolis Star	7/14	12%
Coddingtown Mall - Santa Rosa, CA	Target	7/14	50%
South Hills Village - Pittsburgh, PA	DSW and Ulta	7/14	100%
Southdale Center Residential - Edina, MN	230 Residential Units	9/14	50%
St. Johns Town Center - Jacksonville, FL	Addition of Nordstrom and 34,000 SF small shop expansion	10/14	50%
Florida Mall - Orlando, FL	Addition of American Girl and relocation of Zara	11/14	50%
Del Amo Fashion Center - Torrance (Los Angeles), CA	Phase II includes 260,000 SF net small shop expansion and addition of Nordstrom	10/15	50%
Roosevelt Field Mall - Garden City, NY	Redevelopment and 10,000 SF net small shop expansion and addition of Neiman Marcus	3/16	100%
4Q 2013 SUPPLEMENTAL	29

Development Activity Report (1)
 As of December 31, 2013

Property/ Location	Project Description	Actual/ Projected Opening	Company's Ownership Percentage
Premium Outlets - New Developments
Charlotte Premium Outlets - Charlotte, NC	400,000 SF upscale Premium Outlet Center	7/14	50%
Twin Cities Premium Outlets - Eagan (Minneapolis-St. Paul), MN	410,000 SF upscale Premium Outlet Center	8/14	35%
Montreal Premium Outlets - Mirabel, Quebec, Canada	360,000 SF upscale Premium Outlet Center	10/14	50%
Vancouver Designer Outlet - Vancouver, British Columbia, Canada	242,000 SF Outlet Center	4/15	45%

Premium Outlets - Redevelopments
Desert Hills Premium Outlets - Cabazon (Palm Springs), CA	147,000 SF expansion, redevelopment and parking deck	4/14	100%
Premium Outlets Punta Norte - Mexico City, Mexico	55,000 SF expansion	11/14	50%
Toki Premium Outlets - Gifu, Japan	72,000 square foot expansion	11/14	40%
Waikele Premium Outlets - Waipahu, HI	Redevelopment and 5,000 square foot expansion	1/15	100%
Las Vegas Premium Outlets-North - Las Vegas, NV	140,000 SF expansion	5/15	100%
Woodbury Common - Central Valley (New York), NY	Redevelopment and 63,000 square foot expansion	3/16	100%
4Q 2013 SUPPLEMENTAL	30

Development Activity Report (1)
 As of December 31, 2013

Property/ Location	Project Description	Actual/ Projected Opening	Company's Ownership Percentage
The Mills - Redevelopments
Potomac Mills - Woodbridge (Washington, DC), VA	Relocation of Saks Fifth Avenue OFF 5TH (10/13) and addition of Christmas Tree Shops and Buy Buy Baby (5/14)	5/14	100%
Katy Mills - Katy, TX	H&M and Ross Dress for Less	6/14	25%
Great Mall of Bay Area - Milpitas, CA	Redevelopment to create 36,000 square feet of small shops	11/14	100%

Community/Lifestyle Centers - Redevelopments
Pier Park - Panama City Beach, FL	Dave & Buster's	8/14	66%
(1)
Projects listed represent projects that are under construction; new development and redevelopment projects with budgeted gross costs in excess of $5 million; and anchor/big box additions with budgeted gross costs in excess of $2 million.
4Q 2013 SUPPLEMENTAL	31

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings in 2013
Apple Blossom Mall - Winchester, VA	Mall	Carmike Cinema	Carmike Cinema (former)
Arizona Mills - Tempe (Phoenix), AZ	Mills	Conn's Electronic & Appliance	Linens 'n Things
Arundel Mills - Baltimore (Washington, D.C.), MD	Mills	Forever 21	Virgin Megastore
Bloomingdale Court - Bloomingdale (Chicago), IL	Community/Lifestyle	Wal-Mart (expansion)	N/A
Bowie Town Center - Bowie (Washington, D.C.), MD	Mall	L.A. Fitness	Bed Bath & Beyond
Clay Terrace - Carmel (Indianapolis), IN	Community/Lifestyle	St. Vincent's Sports Performance	Circuit City
Coconut Point - Estero, FL	Mall	Michaels	Old Navy
Colorado Mills - Lakewood (Denver), CO	Mills	Forever 21	Borders
		H&M	Eddie Bauer
Cordova Mall - Pensacola, FL	Mall	Dick's Sporting Goods	Belk (1)
Denver West Village - Lakewood (Denver), CO	Community/Lifestyle	Cost Plus World Market	Ultimate Electronics
		Marshalls	Ultimate Electronics
Domain, The - Austin, TX	Mall	Arhaus Furniture	Borders
Dover Mall - Dover, DE	Mall	Dick's Sporting Goods	N/A
Empire East - Sioux Falls, SD	Community/Lifestyle	Ulta	N/A
Empire Mall - Sioux Falls, SD	Mall	Dick's Sporting Goods	N/A
Firewheel Town Center - Garland (Dallas), TX	Mall	Toys "R" Us/ Babies "R" Us	Circuit City
Forest Plaza - Rockford, IL	Community/Lifestyle	Kirkland's	N/A
Gateway Center - Austin, TX	Community/Lifestyle	Paul Mitchell Salon/School	Comp USA
Gurnee Mills - Gurnee (Chicago), IL	Mills	Macy's	Circuit City
Irving Mall - Irving (Dallas), TX	Mall	Fitness Connection	Circuit City
		Shoppers World	Barnes & Noble
Lima Center - Lima, OH	Community/Lifestyle	Ulta	General Cinema
Miller Hill Mall - Duluth, MN	Mall	Dick's Sporting Goods	N/A
Montgomery Mall - North Wales (Philadelphia), PA	Mall	Wegmans	Boscov's
Opry Mills - Nashville, TN	Mills	H&M	Gibson Guitar
4Q 2013 SUPPLEMENTAL	32

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant

Openings in 2013
Penn Square Mall - Oklahoma City, OK	Mall	AMC Theatres	Dickinson Theatres
Potomac Mills - Woodbridge (Washington, D.C.), VA	Mills	Saks Fifth Avenue OFF 5TH (1)	N/A
Prien Lake Mall - Lake Charles, LA	Mall	Dick's Sporting Goods	N/A
Sawgrass Mills - Sunrise (Miami), FL	Mills	Forever 21 (expansion)	Wannado
Shops at Nanuet, The - Nanuet (New York), NY	Mall	Fairway Market	N/A
		Regal Cinema	N/A
		24 Hour Fitness	N/A
South Hills Village - Pittsburgh, PA	Mall	Target	Boscov's
South Shore Plaza - Braintree (Boston), MA	Mall	DSW	Filene's
Stanford Shopping Center - Palo Alto (San Jose), CA	Mall	American Girl	N/A
		Container Store	Andronico's
Sunland Park Mall - El Paso, TX	Mall	Cinemark Theatre	N/A
Town Center at Boca Raton - Boca Raton (Miami), FL	Mall	Container Store	Old Navy
University Center - Mishawaka, IN	Community/Lifestyle	Ross Dress for Less	Linens 'n Things
University Town Plaza - Pensacola, FL	Community/Lifestyle	Academy Sports	N/A
		Burlington Coat Factory	N/A
		Toys "R" Us	N/A
White Oaks Mall - Springfield, IL	Mall	L.A. Fitness	Cost Plus World Market

Openings Projected for 2014
Circle Centre - Indianapolis, IN	Mall	Indianapolis Star	Nordstrom
Coddingtown Mall - Santa Rosa, CA	Mall	Target	Gottschalks
Concord Mills - Concord (Charlotte), NC	Mills	Sea Life	Nascar Speed Park
Cottonwood Mall - Albuquerque, NM	Mall	Conn's Electronic & Appliance	Mervyn's
Domain, The - Austin, TX	Mall	Punch Bowl Social	N/A
Florida Mall, The - Orlando, FL	Mall	American Girl	N/A
		Zara (2)	N/A
Gaitway Plaza - Ocala, FL	Community/Lifestyle	Michaels	Books-A-Million
4Q 2013 SUPPLEMENTAL	33

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant

Openings Projected for 2014
Great Lakes Mall - Mentor (Cleveland), OH	Mall	Dick's Sporting Goods	N/A
Gulf View Square - Port Richey (Tampa), FL	Mall	Ulta	N/A
Katy Mills - Katy (Houston), TX	Mills	H&M	Old Navy
		Ross Dress for Less	Circuit City
King of Prussia Mall - King of Prussia (Philadelphia), PA	Mall	Container Store	N/A
Melbourne Square - Melbourne, FL	Mall	L.A. Fitness	Circuit City
Pier Park - Panama City Beach, FL	Community/Lifestyle	Dave & Buster's	N/A
Plaza Carolina - Carolina (San Juan), PR	Mall	Sports Authority	N/A
Potomac Mills - Woodbridge (Washington, D.C.), VA	Mills	Buy Buy Baby/Christmas Tree Shops	N/A
Prien Lake Mall - Lake Charles, LA	Mall	Ulta	N/A
Royal Eagle Plaza - Coral Springs (Miami), FL	Community/Lifestyle	Hobby Lobby	Stein Mart
South Hills Village - Pittsburgh, PA	Mall	DSW	Dick's Sporting Goods (1)
		Ulta	Dick's Sporting Goods (1)
St. Johns Town Center - Jacksonville, FL	Mall	Nordstrom	N/A
Stanford Shopping Center - Palo Alto, CA	Mall	Bloomingdale's (2)	N/A
Virginia Center Commons - Glen Allen, VA	Mall	American Family Fitness	Dillard's
Walt Whitman Shops - Huntington Station (New York), NY	Mall	Zara	N/A
Westland Park Plaza - Orange Park (Jacksonville), FL	Community/Lifestyle	Guitar Center	PetSmart
Woodfield Mall - Schaumburg (Chicago), IL	Mall	Arhaus Furniture	N/A

Openings Projected for 2015 and Beyond
Del Amo Fashion Center - Los Angeles, CA	Mall	Nordstrom	N/A
Roosevelt Field - Garden City (New York), NY	Mall	Neiman Marcus	N/A
(1)
Tenant has relocated or is relocating to another space within the center.
(2)
Tenant has an existing store at this center but will move to a new location.
4Q 2013 SUPPLEMENTAL	34

Common and Preferred Stock Information

                                                              Changes in Common Share and Limited Partnership Unit Ownership
                                                              For the Period from December 31, 2012 through December 31, 2013

	Common Shares(1)	Limited Partnership Units(2)
Number Outstanding at December 31, 2012	309,903,824	51,952,554
Activity During the First Nine Months of 2013:
Issuance of Common Stock for Stock Option Exercises	1,567	–
Exchange of Limited Partnership Units for Common Stock	321,354	(321,354)
Restricted Stock Awards and Long-Term Incentive Performance (LTIP) Units Earned(3)	106,538	489,654

Number Outstanding at September 30, 2013	310,333,283	52,120,854
Fourth Quarter Activity:
Exchange of Limited Partnership Units for Common Stock	274,697	(274,697)
Restricted Stock Awards and Long-Term Incentive Performance (LTIP) Units Earned(3)	585	–

Number Outstanding at December 31, 2013	310,608,565	51,846,157

Number of Limited Partnership Units and Common Shares at December 31, 2013	362,454,722

                                                              Preferred Stock/Units Outstanding as of December 31, 2013
                                                              ($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(4)	796,948	$50.00	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(5)	255,373	$100.00	$25,537	N/A

(1)
Excludes Limited Partnership preferred units relating to preferred stock outstanding.
(2)
Excludes units owned by the Company (shown here as Common Shares) and Limited Partnership units not exchangeable for common shares.
(3)
Represents restricted stock awards and earned LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.
(4)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2013 was $60.50 per share.
(5)
Each unit is redeemable upon the occurrence of certain tax triggering events.
4Q 2013 SUPPLEMENTAL	35

Credit Profile
(As of December 31, unless otherwise indicated)

Debt to Total Market Capitalization

70%
65%
60%
55%
50%
45%
40%
35%
30%
47.0%
40.3%
35.0%
33.1%
34.8%
2009
2010
2011
2012
2013

Secured Debt to Total Market Capitalization

35%
30%
25%
20%
15%
10%
24.2%
21.8%
18.5%
15.6%
16.7%
2009
2010
2011
2012
2013

Fixed Charge Coverage

3.4
3.2
3.0
2.8
2.6
2.4
2.2
2.0
2.5
2.8
3.0
3.1
3.4
2009
2010
2011
2012
2013

Share of Net Debt to Share of NOI

8.0
7.5
7.0
6.5
6.0
5.5
5.0
6.2
6.5
6.2
6.1
5.7
2009
2010
2011
2012
2013

FFO Payout Ratio

70%
65%
60%
55%
50%
45%
40%
35%
30%
49%
52%
51%
51%
53%
2009
2010
2011
2012
2013

Weighted Average Interest Rate/Years to Maturity

5.75%
5.55%
5.35%
5.15%
4.95%
4.75%
7
6
5
4
3
5.46%
5.43%
5.24%
5.01%
4.78%
4.2
5.7
5.5
5.9
5.5
Interest Rate
Years to Maturity
2009
2010
2011
2012
2013

4Q 2013 SUPPLEMENTAL	36

Summary of Indebtedness
As of December 31, 2013
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$7,830,559	$7,668,424	5.62%	4.1
Variable Rate Debt	350,000	350,000	1.52%	3.7

Total Mortgage Debt	8,180,559	8,018,424	5.44%	4.1
Unsecured Debt
Fixed Rate	13,970,224	13,970,224	4.87%	6.4
Revolving Credit Facility - US Tranche	300,000	300,000	1.12%	2.8
Revolving Credit Facility - Euro Currency	660,113	660,113	1.15%	2.8
Supplemental Credit Facility - Yen Currency	212,186	212,186	1.06%	3.5

Total Revolving Credit Facilities	1,172,299	1,172,299	1.13%	3.0
Unsecured Term Loan	240,000	240,000	1.27%	4.2

Total Unsecured Debt	15,382,523	15,382,523	4.52%	6.1
Premium	65,677	65,191
Discount	(40,228)	(40,228)

Consolidated Mortgages and Unsecured Indebtedness (1)	$23,588,531	$23,425,910	4.84%	5.4

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$10,672,472	$4,956,353	4.95%	5.8
Variable Rate Debt	1,615,198	831,576	2.26%	4.2
Mills Limited Partnership Debt(2)	731,586	306,017	–	–

Total Mortgage Debt	13,019,256	6,093,946	4.56%	5.6
Premium	5,001	2,500

Joint Venture Mortgages and Other Indebtedness (1)	$13,024,257	$6,096,446	4.56%	5.6

Our Share of Total Indebtedness		$$29,522,356	4.78%	5.5

(1)
Amounts give effect to outstanding derivative instruments as footnoted in the Property and Debt Information.
(2)
See footnote 23 on the Property and Debt information.

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Summary of Our Share of Fixed and Variable Rate Debt
Consolidated
Fixed	92.5%	$21,663,611	5.13%	5.6
Variable	7.5%	1,762,299	1.22%	3.3

	100.0%	23,425,910	4.84%	5.4
Joint Venture
Fixed	84.1%	$5,124,369	4.95%	5.8
Variable	15.9%	972,077	2.26%	4.2

	100.0%	6,096,446	4.56%	5.6
Total Debt		$29,522,356

Total Fixed Debt	90.7%	$26,787,980	5.10%	5.6

Total Variable Debt	9.3%	$2,734,376	1.55%	3.6

4Q 2013 SUPPLEMENTAL	37

Total Debt Amortization and Maturities by Year (Our Share)
As of December 31, 2013
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Weighted Average Rate of Maturing Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Weighted Average Rate of Maturing Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Weighted Average Rate of Maturing Unconsolidated Joint Venture Debt	Our Share of Total Debt	Total Weighted Average Rate of Maturing Debt

2014	934,482	6.09%	1,112,187	5.85%	608,746	4.93%	2,655,415	5.74%
2015	1,600,000	5.12%	369,874	6.19%	992,561	4.97%	2,962,435	5.19%
2016	2,260,113	3.95%	2,724,583	6.14%	604,290	5.96%	5,588,986	5.22%
2017	1,812,185	3.23%	1,740,070	4.97%	410,875	5.14%	3,963,130	4.18%
2018	1,990,000	3.92%	39,967	–	302,315	1.77%	2,332,282	3.66%
2019	650,000	10.35%	168,043	7.68%	207,576	4.08%	1,025,619	9.52%
2020	2,285,743	4.17%	110,029	5.01%	905,572	4.80%	3,301,344	4.37%
2021	1,600,000	4.27%	440,767	5.44%	804,987	4.80%	2,845,754	4.61%
2022	600,000	3.38%	558,211	4.14%	639,299	4.28%	1,797,510	3.95%
2023	500,000	2.75%	715,618	3.87%	383,581	3.34%	1,599,199	3.41%
Thereafter	1,150,000	5.79%	39,075	6.45%	234,144	3.58%	1,423,219	5.36%

Face Amounts of Indebtedness	$15,382,523	4.52%	$8,018,424	5.44%	$6,093,946	4.56%	$29,494,893	4.78%
Premiums (Discounts) on Indebtedness, Net	(38,519)		63,482		2,500		27,463

Our Share of Total Indebtedness	$15,344,004		$8,081,906		$6,096,446		$29,522,356

4Q 2013 SUPPLEMENTAL	38

Property and Debt Information
As of December 31, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share
	Malls
1.	Anderson Mall	SC	Anderson	100.0%		671,312	12/01/22		4.61%	Fixed	20,398	20,398
2.	Apple Blossom Mall	VA	Winchester	49.1%		471,794	(2)
3.	Auburn Mall	MA	Auburn	56.4%		587,602	09/01/20		6.02%	Fixed	40,338	22,739
4.	Aventura Mall (3)	FL	Miami Beach (Miami)	33.3%		2,105,667	12/01/20		3.75%	Fixed	1,200,000	400,000
5.	Avenues, The	FL	Jacksonville	25.0%	(4)	1,114,364	02/06/23		3.60%	Fixed	110,000	27,500
6.	Bangor Mall	ME	Bangor	67.1%	(5)	652,531	10/01/17		6.15%	Fixed	80,000	53,672
7.	Barton Creek Square	TX	Austin	100.0%		1,429,895	(2)
8.	Battlefield Mall	MO	Springfield	100.0%		1,199,105	09/01/22		3.95%	Fixed	125,000	125,000
9.	Bay Park Square	WI	Green Bay	100.0%		711,738	(2)
10.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		684,963	(2)
11.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,094,007	(2)
12.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,319,094	(2)
13.	Briarwood Mall	MI	Ann Arbor	50.0%		969,804	11/30/16	(6)	7.50%	Fixed	112,000	56,000
14.	Broadway Square	TX	Tyler	100.0%		627,370	(2)
15.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		760,311	08/11/14		5.65%	Fixed	76,672	76,672
16.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,317,275	(2)
17.	Cape Cod Mall	MA	Hyannis	56.4%		721,330	03/06/21		5.75%	Fixed	96,550	54,426
18.	Castleton Square	IN	Indianapolis	100.0%		1,383,207	(2)
19.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,748	(2)
20.	Chautauqua Mall	NY	Lakewood	100.0%		427,568	(2)
21.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0%	(7)	759,897	08/01/14		5.84%	Fixed	65,242	48,931
22.	Cielo Vista Mall	TX	El Paso	100.0%		1,241,496	(2)
23.	Circle Centre	IN	Indianapolis	14.7%	(4)	767,698	01/28/20	(8)	3.07%	Variable	67,000	9,821
24.	Coconut Point	FL	Estero	50.0%		1,204,941	12/10/16		5.83%	Fixed	230,000	115,000
25.	Coddingtown Mall	CA	Santa Rosa	50.0%		674,014	03/01/17	(8)	1.92%	Variable	12,450	12,450
26.	College Mall	IN	Bloomington	100.0%		636,325	(2)
27.	Columbia Center	WA	Kennewick	100.0%		770,584	(2)
28.	Copley Place	MA	Boston	98.1%		1,241,760	(2)
29.	Coral Square	FL	Coral Springs (Miami)	97.2%		943,812	(2)
30.	Cordova Mall	FL	Pensacola	100.0%		832,857	(2)
31.	Cottonwood Mall	NM	Albuquerque	100.0%		1,034,461	(2)
32.	Crystal Mall	CT	Waterford	78.2%		783,048	06/06/22		4.46%	Fixed	95,000	74,276
33.	Dadeland Mall	FL	Miami	50.0%		1,497,287	12/05/21		4.50%	Fixed	450,000	225,000
34.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	50.0%		2,291,720	01/17/18	(8)	2.17%	Variable	310,000	155,000
35.	Domain, The	TX	Austin	100.0%		1,232,958	08/01/21		5.44%	Fixed	201,511	201,511
36.	Dover Mall	DE	Dover	68.1%		928,097	08/06/21		5.57%	Fixed	91,171	62,078
37.	Edison Mall	FL	Fort Myers	100.0%		1,053,577	(2)
38.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,740	08/11/22		4.71%	Fixed	112,706	63,532
39.	Empire Mall	SD	Sioux Falls	100.0%		1,113,549	06/01/16		5.79%	Fixed	176,300	176,300
40.	Falls, The	FL	Miami	50.0%		838,081	11/30/16	(6)	7.50%	Fixed	108,267	54,134
4Q 2013 SUPPLEMENTAL	39

Property and Debt Information
 As of December 31, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share

41.	Fashion Centre at Pentagon	VA	Arlington (Washington, DC)	42.5%		991,609	07/01/21		5.11%	Fixed	40,000	17,000
	City						07/01/21		4.87%	Fixed	410,000	174,250
42.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		710,151	(2)
43.	Fashion Valley	CA	San Diego	50.0%		1,729,614	01/04/21		4.30%	Fixed	474,351	237,176
							05/01/14		6.00%	Fixed	5,587	2,794
44.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		998,129	(2)
45.	Florida Mall, The	FL	Orlando	50.0%		1,768,516	09/05/20		5.25%	Fixed	356,752	178,376
46.	Forest Mall	WI	Fond Du Lac	100.0%		500,273	(2)
47.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		671,947	(2)
48.	Galleria, The	TX	Houston	50.4%		2,149,969	12/01/15		5.44%	Fixed	643,583	324,173
							12/01/15		5.44%	Fixed	177,417	89,365
49.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,232,358	(2)
50.	Greendale Mall	MA	Worcester (Boston)	56.4%		429,711	10/01/16		6.00%	Fixed	45,000	25,367
51.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,288,320	08/01/16	(9)	8.00%	Fixed	76,677	76,677
52.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		754,818	(2)
53.	Haywood Mall	SC	Greenville	100.0%		1,229,033	(2)
54.	Independence Center	MO	Independence (Kansas City)	100.0%		866,145	07/10/17		5.94%	Fixed	200,000	200,000
55.	Indian River Mall	FL	Vero Beach	50.0%		736,141	11/01/14	(34)	5.21%	Fixed	61,373	30,687
56.	Ingram Park Mall	TX	San Antonio	100.0%		1,120,881	06/01/21		5.38%	Fixed	139,954	139,954
57.	Irving Mall	TX	Irving (Dallas)	100.0%		1,052,527	(2)
58.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		555,950	(2)
59.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	96.1%		2,475,088	01/01/17		7.49%	Fixed	63,529	61,043
							01/01/17		8.53%	Fixed	4,553	4,375
							01/01/17		4.50%	Fixed	50,000	48,044
60.	Knoxville Center	TN	Knoxville	100.0%		961,007	(2)
61.	La Plaza Mall	TX	McAllen	100.0%		1,221,369	(2)
62.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,510	(2)
63.	Lehigh Valley Mall	PA	Whitehall	38.0%	(5)	1,180,061	07/05/20		5.88%	Fixed	133,542	50,693
64.	Lenox Square	GA	Atlanta	100.0%		1,556,863	(2)
65.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,240	05/06/23		3.41%	Fixed	34,619	17,011
66.	Lima Mall	OH	Lima	100.0%		743,356	(2)
67.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,773	(2)
68.	Lindale Mall	IA	Cedar Rapids	100.0%		712,682	(2)
69.	Livingston Mall	NJ	Livingston (New York)	100.0%		968,028	(2)
70.	Longview Mall	TX	Longview	100.0%		638,520	(2)
71.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		468,992	11/01/23		4.69%	Fixed	120,000	113,328
72.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,020,524	03/10/17		5.61%	Fixed	260,000	73,281
73.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	50.0%		1,128,407	05/01/23		3.56%	Fixed	125,000	62,500
74.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,817,390	(2)
75.	Mall of New Hampshire, The	NH	Manchester	56.4%		811,241	10/05/15		6.23%	Fixed	127,205	71,706
76.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		926,291	(2)
77.	Markland Mall	IN	Kokomo	100.0%		418,193	(2)
78.	McCain Mall	AR	N. Little Rock	100.0%		786,997	(2)
79.	Meadowood Mall	NV	Reno	50.0%		883,567	11/06/21		5.82%	Fixed	121,817	60,909
80.	Melbourne Square	FL	Melbourne	100.0%		702,105	(2)
81.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,319,598	(2)
82.	Mesa Mall	CO	Grand Junction	100.0%		880,469	06/01/16		5.79%	Fixed	87,250	87,250
4Q 2013 SUPPLEMENTAL	40

Property and Debt Information
 As of December 31, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share

83.	Miami International Mall	FL	Miami	47.8%		1,084,606	(2)
84.	Midland Park Mall	TX	Midland	100.0%		621,710	09/06/22		4.35%	Fixed	83,293	83,293
85.	Miller Hill Mall	MN	Duluth	100.0%		833,203	(2)
86.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0%	(5)	1,125,227	05/11/34		5.17%	Fixed	80,265	48,152
87.	Muncie Mall	IN	Muncie	100.0%		635,840	(2)
88.	North East Mall	TX	Hurst (Dallas)	100.0%		1,669,736	(2)
89.	Northgate Mall	WA	Seattle	100.0%		1,053,259	(2)
90.	Northlake Mall	GA	Atlanta	100.0%		963,134	(2)
91.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,592,107	07/05/23		3.30%	Fixed	272,747	153,747
92.	Northwoods Mall	IL	Peoria	100.0%		693,369	(2)
93.	Oak Court Mall	TN	Memphis	100.0%		849,785	(2)
94.	Ocean County Mall	NJ	Toms River (New York)	100.0%		898,361	(2)
95.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		959,331	(2)
96.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,234,795	(2)
97.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	64.9%	(5)	1,332,132	12/07/20		4.77%	Fixed	67,722	43,981
98.	Paddock Mall	FL	Ocala	100.0%		552,603	(2)
99.	Penn Square Mall	OK	Oklahoma City	94.5%		1,063,729	04/01/16		7.75%	Fixed	95,256	90,014
100.	Pheasant Lane Mall	NH	Nashua	(10)		979,652	(2)
101.	Phipps Plaza	GA	Atlanta	100.0%		831,365	(2)
102.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,109,680	09/30/17	(8)	1.52%	Variable	225,000	225,000
103.	Port Charlotte Town Center	FL	Port Charlotte	80.0%	(7)	764,717	11/01/20		5.30%	Fixed	46,353	37,083
104.	Prien Lake Mall	LA	Lake Charles	100.0%		847,902	(2)
105.	Quaker Bridge Mall	NJ	Lawrenceville	50.0%		1,083,452	04/01/16		7.03%	Fixed	13,760	6,880
							04/01/16		2.95%	Fixed	62,000	31,000
106.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,011,688	(2)
107.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,192,836	(2)
108.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,246,823	(2)
109.	Rolling Oaks Mall	TX	San Antonio	100.0%		882,349	(2)
110.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,227,923	(2)
111.	Ross Park Mall	PA	Pittsburgh	100.0%		1,240,541	(2)
112.	Rushmore Mall	SD	Rapid City	100.0%		829,292	06/01/16		5.79%	Fixed	94,000	94,000
113.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		694,172	(2)
114.	Seminole Towne Center	FL	Sanford (Orlando)	45.0%	(4)	1,104,631	05/06/21		5.97%	Fixed	58,152	7,560
115.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	51.0%		1,151,846	02/01/23		3.61%	Fixed	295,000	150,450
116.	Shops at Nanuet, The	NY	Nanuet	100.0%		750,092	(2)
117.	Shops at Riverside, The	NJ	Hackensack (New York)	100.0%		770,808	02/01/23		3.37%	Fixed	130,000	130,000
118.	Shops at Sunset Place, The	FL	S. Miami	37.5%	(4)	513,896	09/01/20		5.62%	Fixed	73,936	27,726
119.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%	(4)	1,291,726	03/01/16		5.16%	Fixed	180,000	45,000
120.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		883,446	11/01/22		4.01%	Fixed	107,810	60,773
121.	South Hills Village	PA	Pittsburgh	100.0%		1,121,941	(2)
122.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,583,996	(2)
123.	Southdale Center	MN	Edina (Minneapolis)	100.0%		1,270,149	04/01/23		3.84%	Fixed	155,000	155,000
124.	Southern Hills Mall	IA	Sioux City	100.0%		794,407	06/01/16		5.79%	Fixed	101,500	101,500
125.	Southern Park Mall	OH	Youngstown	100.0%		1,201,877	(2)
126.	SouthPark	NC	Charlotte	100.0%		1,675,660	08/01/16	(9)	8.00%	Fixed	189,775	189,775
127.	Southridge Mall	WI	Greendale (Milwaukee)	100.0%		1,171,431	06/06/23		3.85%	Fixed	125,000	125,000
4Q 2013 SUPPLEMENTAL	41

Property and Debt Information
 As of December 31, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share

128.	Springfield Mall (3)	PA	Springfield (Philadelphia)	38.0%	(5)	610,965	11/30/15	(11)	4.77%	Fixed	63,789	24,233
129.	Square One Mall	MA	Saugus (Boston)	56.4%		929,978	01/06/22		5.47%	Fixed	97,496	54,959
130.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,757	(2)
131.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,037	03/11/15		5.06%	Fixed	160,766	80,383
							05/10/15		1.87%	Variable	77,096	38,548
							01/28/16	(8)	1.42%	Variable	5,361	2,681
132.	Stanford Shopping Center	CA	Palo Alto (San Jose)	100.0%		1,343,649	(2)
133.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	49.9%		1,301,210	11/30/16	(6)	7.50%	Fixed	219,061	109,311
134.	Summit Mall	OH	Akron	100.0%		769,431	06/10/17		5.42%	Fixed	65,000	65,000
135.	Sunland Park Mall	TX	El Paso	100.0%		922,209	01/01/26		8.63%	Fixed	28,359	28,359
136.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,334,928	(2)
137.	Tippecanoe Mall	IN	Lafayette	100.0%		864,239	(2)
138.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,082,240	(2)
139.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,780,037	(2)
140.	Town Center at Cobb	GA	Kennesaw (Atlanta)	100.0%		1,279,979	05/01/22		4.76%	Fixed	200,000	200,000
141.	Towne East Square	KS	Wichita	100.0%		1,134,172	(2)
142.	Towne West Square	KS	Wichita	100.0%		941,344	06/01/21		5.61%	Fixed	49,360	49,360
143.	Treasure Coast Square	FL	Jensen Beach	100.0%		876,438	(2)
144.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,094,864	(2)
145.	University Park Mall	IN	Mishawaka	100.0%		921,134	(2)
146.	Valle Vista Mall	TX	Harlingen	100.0%		650,634	05/10/17		5.35%	Fixed	40,000	40,000
147.	Virginia Center Commons	VA	Glen Allen	100.0%		774,503	(2)
148.	Walt Whitman Shops	NY	Huntington Station (New York)	100.0%		1,078,406	08/01/16	(9)	8.00%	Fixed	116,932	116,932
149.	West Ridge Mall	KS	Topeka	100.0%		991,756	07/01/14		5.89%	Fixed	64,794	64,794
150.	West Town Mall	TN	Knoxville	50.0%		1,334,526	12/01/17		6.34%	Fixed	210,000	105,000
151.	Westchester, The	NY	White Plains (New York)	40.0%		826,440	05/05/20		6.00%	Fixed	357,141	142,856
152.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,198,549	(2)
153.	White Oaks Mall	IL	Springfield	80.7%		924,946	11/01/16		5.54%	Fixed	50,000	40,339
154.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,196	04/01/17		5.64%	Fixed	225,000	212,616
155.	Woodfield Mall	IL	Schaumburg (Chicago)	50.0%		2,172,434	03/05/24		4.50%	Fixed	425,000	212,500
156.	Woodland Hills Mall	OK	Tulsa	94.5%		1,086,690	04/05/19		7.79%	Fixed	92,908	87,768

	Total Mall Square Footage					161,461,866

4Q 2013 SUPPLEMENTAL	42

Property and Debt Information
As of December 31, 2013

						Debt Information
				Legal	Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership	Square Feet	Date		Rate (1)	Type	Total	Our Share
	Premium Outlets
1.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,582	(2)
2.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,709	(2)
3.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	285,120	(2)
4.	Birch Run Premium Outlets	MI	Birch Run (Detroit)	100.0%	678,694	04/11/16	(14)	5.95%	Fixed	104,240	104,240
5.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,052	09/01/16	(15)	5.79%	Fixed	20,035	20,035
6.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,331	(2)
7.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,357	(2)
8.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	438,897	12/01/22		3.36%	Fixed	49,452	49,452
9.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,341	(2)
10.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,869	(2)
11.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,218	(2)
12.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,699	(2)
13.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	494,490	(2)
14.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,826	(2)
15.	Ellenton Premium Outlets	FL	Ellenton (Tampa)	100.0%	476,510	01/11/16	(16)	5.51%	Fixed	102,442	102,442
16.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	297,719	(2)
17.	Gaffney Premium Outlets	SC	Gaffney (Greenville/Charlotte)	100.0%	359,753	09/01/16	(15)	5.79%	Fixed	36,360	36,360
18.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,902	(2)
19.	Grand Prairie Premium Outlets	TX	Grand Prairie (Dallas)	100.0%	417,415	04/01/23		3.66%	Fixed	120,000	120,000
20.	Grove City Premium Outlets	PA	Grove City (Pittsburgh)	100.0%	531,713	01/11/16	(16)	5.51%	Fixed	110,590	110,590
21.	Gulfport Premium Outlets	MS	Gulfport	100.0%	300,250	01/11/16	(16)	5.51%	Fixed	24,674	24,674
22.	Hagerstown Premium Outlets	MD	Hagerstown (Baltimore/	100.0%	485,050	04/11/16	(14)	5.95%	Fixed	87,586	87,586
			Washington DC)
23.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,634	(2)
24.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,636	(2)
25.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,447	01/11/16	(16)	5.51%	Fixed	68,630	68,630
26.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	276,373	(2)
27.	Kittery Premium Outlets	ME	Kittery	100.0%	264,977	(2)
28.	Las Americas Premium Outlets	CA	San Diego	100.0%	554,966	06/11/16		5.84%	Fixed	178,806	178,806
29.	Las Vegas Premium Outlets- North	NV	Las Vegas	100.0%	538,683	(2)
4Q 2013 SUPPLEMENTAL	43

Property and Debt Information
 As of December 31, 2013

						Debt Information
				Legal	Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership	Square Feet	Date		Rate (1)	Type	Total	Our Share

30.	Las Vegas Premium Outlets- South	NV	Las Vegas	100.0%	535,467	(2)
31.	Lebanon Premium Outlets	TN	Lebanon (Nashville)	100.0%	227,262	01/11/16	(16)	5.51%	Fixed	15,170	15,170
32.	Lee Premium Outlets	MA	Lee	100.0%	224,709	09/01/16	(15)	5.79%	Fixed	50,014	50,014
33.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	518,003	(2)
34.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	162,198	(2)
35.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago, IL)	100.0%	454,641	(2)
36.	Livermore Premium Outlets	CA	Livermore (San Francisco)	100.0%	511,646	(2)
37.	Merrimack Premium Outlets	NH	Merrimack	100.0%	408,996	07/01/23		3.78%	Fixed	130,000	130,000
38.	Napa Premium Outlets	CA	Napa	100.0%	179,258	(2)
39.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,561	(2)
40.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,296	(2)
41.	Orlando Premium Outlets- International Dr	FL	Orlando	100.0%	773,643	(2)
42.	Orlando Premium Outlets- Vineland Ave	FL	Orlando	100.0%	655,004	(2)
43.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	392,641	(2)
44.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,575	(2)
45.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,137	(2)
46.	Phoenix Premium Outlets	AZ	Chandler (Phoenix)	100.0%	356,496	(2)
47.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,416	11/06/16	(17)	5.84%	Fixed	33,850	33,850
48.	Pleasant Prairie Premium	WI	Pleasant Prairie (Chicago, IL/	100.0%	402,533	01/11/16	(16)	5.51%	Fixed	58,943	58,943
	Outlets		Milwaukee)			12/01/16		6.01%	Fixed	35,787	35,787
49.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	341,909	09/30/17	(8)	1.52%	Variable	125,000	125,000
50.	Queenstown Premium Outlets	MD	Queenstown (Baltimore)	100.0%	289,271	11/06/16	(17)	5.84%	Fixed	66,150	66,150
51.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	604,105	(2)
52.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,689	(2)
53.	San Marcos Premium	TX	San Marcos (Austin/	100.0%	731,870	01/11/16	(16)	5.51%	Fixed	140,276	140,276
	Outlets		San Antonio)
54.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	554,306	(2)
4Q 2013 SUPPLEMENTAL	44

Property and Debt Information
 As of December 31, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share

55.	Silver Sands Premium Outlets	FL	Destin	50.0%		451,049	06/01/22		3.93%	Fixed	100,000	50,000
56.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%		328,654	(2)
57.	St. Louis Premium Outlets	MO	St. Louis (Chesterfield)	60.0%		351,462	(2)
58.	Tanger Outlets - Galveston/Houston (3)	TX	Texas City	50.0%		352,705	07/01/18	(8)	1.67%	Variable	65,000	32,500
59.	The Crossings Premium Outlets	PA	Tannersville	100.0%		411,324	12/01/22		3.41%	Fixed	115,000	115,000
60.	Vacaville Premium Outlets	CA	Vacaville	100.0%		437,358	(2)
61.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%		209,732	(2)
62.	Waterloo Premium Outlets	NY	Waterloo	100.0%		417,741	(2)
63.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%		522,002	04/11/16	(14)	5.95%	Fixed	101,186	101,186
64.	Woodburn Premium Outlets	OR	Woodburn (Portland)	100.0%		389,780	(2)
65.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%		846,005	(2)
66.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%		660,092	(2)

	Total U.S. Premium Outlet Square Footage					27,828,749

	Total Mall and U.S. Premium Outlet Square Footage					189,290,615

	The Mills
1.	Arizona Mills	AZ	Tempe (Phoenix)	50.0%		1,239,781	07/01/20		5.76%	Fixed	167,143	83,571
2.	Arundel Mills	MD	Hanover (Baltimore)	59.3%		1,561,162	08/01/14	(36)	6.14%	Fixed	369,381	218,858
3.	Colorado Mills	CO	Lakewood (Denver)	37.5%	(4)	1,099,714	06/01/15		3.92%	Variable	126,162	47,311
4.	Concord Mills	NC	Concord (Charlotte)	59.3%		1,338,712	11/01/22		3.84%	Fixed	235,000	139,261
5.	Grapevine Mills	TX	Grapevine (Dallas)	59.3%		1,775,702	09/22/14		2.32%	Variable	269,053	159,441
6.	Great Mall	CA	Milpitas (San Jose)	100.0%		1,358,820	08/28/15	(8)	6.01%	Fixed	269,306	269,306
7.	Gurnee Mills	IL	Gurnee (Chicago)	100.0%		1,912,969	07/01/17		5.77%	Fixed	321,000	321,000
8.	Katy Mills	TX	Katy (Houston)	62.5%	(4)	1,638,472	12/06/22		3.49%	Fixed	140,000	35,000
9.	Ontario Mills	CA	Ontario (Riverside)	50.0%		1,469,666	03/05/22		4.25%	Fixed	339,507	169,753
10.	Opry Mills	TN	Nashville	100.0%		1,152,909	10/10/16	(8)	6.16%	Fixed	280,000	280,000
							10/10/16	(8)	5.00%	Fixed	102,347	102,347
11.	Outlets at Orange, The	CA	Orange (Los Angeles)	50.0%		804,107	10/01/14		6.25%	Fixed	213,163	106,582
12.	Potomac Mills	VA	Woodbridge (Washington, D.C.)	100.0%		1,525,836	07/11/17		5.83%	Fixed	410,000	410,000
13.	Sawgrass Mills	FL	Sunrise (Miami)	100.0%		2,305,538	07/01/14	(35)	5.82%	Fixed	820,000	820,000

	Total The Mills Square Footage					19,183,388

4Q 2013 SUPPLEMENTAL	45

Property and Debt Information
As of December 31, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share
	Community/Lifestyle Centers
1.	ABQ Uptown	NM	Albuquerque	100.0%		230,059	(2)
2.	Arboretum	TX	Austin	100.0%		194,972	(2)
3.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	59.3%		101,535	01/01/14	(36)	5.92%	Fixed	10,492	6,217
4.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		687,171	11/01/15		8.15%	Fixed	25,164	25,164
5.	Charles Towne Square	SC	Charleston	100.0%		71,794	(2)
6.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935	(2)
7.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		576,787	10/01/15		5.08%	Fixed	115,000	57,500
8.	Concord Mills Marketplace	NC	Concord (Charlotte)	100.0%		230,683	11/01/23		4.82%	Fixed	16,000	16,000
9.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756	(2)
10.	Crystal Court	IL	Crystal Lake (Chicago)	37.9%	(19)	285,398	(2)
11.	Dare Centre	NC	Kill Devil Hills	100.0%		168,673	(2)
12.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	84.0%		101,948	01/01/15		5.28%	Fixed	2,377	1,997
13.	Denver West Village	CO	Lakewood (Denver)	37.5%		310,911	07/01/21		5.04%	Fixed	28,000	10,500
14.	Empire East	SD	Sioux Falls	100.0%		287,503	(2)
15.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3%	(19)	249,488	(2)
16.	Forest Plaza	IL	Rockford	100.0%		434,838	10/10/19	(20)	7.50%	Fixed	17,733	17,733
17.	Gaitway Plaza	FL	Ocala	32.2%	(19)	208,755	07/01/15	(21)	4.60%	Fixed	13,900	575
18.	Gateway Centers	TX	Austin	100.0%		512,414	(2)
19.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319	(2)
20.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		666,378	04/01/22		4.81%	Fixed	84,000	42,000
21.	Henderson Square	PA	King of Prussia (Philadelphia)	75.9%	(5)	107,371	04/01/16		4.43%	Fixed	13,301	10,098
22.	Highland Lakes Center	FL	Orlando	100.0%		488,863	(2)
23.	Indian River Commons	FL	Vero Beach	50.0%		255,942	11/01/14	(34)	5.21%	Fixed	9,058	4,529
24.	Keystone Shoppes	IN	Indianapolis	100.0%		29,080	(2)
25.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568	(2)
26.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,605	12/31/14		8.00%	Fixed	15,470	15,470
27.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,304	10/10/19	(20)	7.50%	Fixed	16,613	16,613
28.	Lima Center	OH	Lima	100.0%		233,878	(2)
29.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326	(2)
30.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	64.9%	(5)	267,970	(2)
31.	MacGregor Village	NC	Cary	100.0%		144,201	(2)
32.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670	10/06/22		4.28%	Fixed	24,527	24,527
33.	Markland Plaza	IN	Kokomo	100.0%		90,527	(2)
34.	Martinsville Plaza	VA	Martinsville	100.0%		102,105	(2)
35.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892	(2)
4Q 2013 SUPPLEMENTAL	46

Property and Debt Information
 As of December 31, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share

36.	Muncie Towne Plaza	IN	Muncie	100.0%		172,617	10/10/19	(20)	7.50%	Fixed	6,907	6,907
37.	Naples Outlet Center	FL	Naples	100.0%		146,032	01/11/16	(16)	5.51%	Fixed	15,718	15,718
38.	New Castle Plaza	IN	New Castle	100.0%		91,648	(2)
39.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,823	12/01/22		3.41%	Fixed	12,500	12,500
40.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076	(2)
41.	Palms Crossing	TX	McAllen	100.0%		392,314	08/01/21	(22)	5.49%	Fixed	37,179	37,179
42.	Pier Park	FL	Panama City Beach	65.6%		842,072	(2)
43.	Plaza at Buckland Hills, The	CT	Manchester	41.3%	(19)	329,885	07/01/15		4.60%	Fixed	24,800	1,026
44.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265	(2)
45.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		149,940	(2)
46.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,301	(2)
47.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0%	(19)	202,996	(2)
48.	Shops at Arbor Walk, The	TX	Austin	100.0%		458,467	08/01/21	(22)	5.49%	Fixed	42,020	42,020
49.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		364,901	(2)
50.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		393,816	(2)
51.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522	(2)
52.	University Center	IN	Mishawaka	100.0%		150,406	(2)
53.	University Town Plaza	FL	Pensacola	100.0%		579,843	(2)
54.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7%	(19)	575,576	07/01/15		4.60%	Fixed	29,850	1,235
55.	Washington Plaza	IN	Indianapolis	100.0%		50,107	(2)
56.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,933	(2)
57.	West Ridge Plaza	KS	Topeka	100.0%		254,480	(2)
58.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2%	(19)	385,366	07/01/15	(21)	4.60%	Fixed	18,800	778
59.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2%	(19)	163,254	(2)
60.	White Oaks Plaza	IL	Springfield	100.0%		387,911	10/10/19	(20)	7.50%	Fixed	13,813	13,813
61.	Whitehall Mall	PA	Whitehall	38.0%	(5)	611,833	11/01/18		7.00%	Fixed	10,617	4,030
62.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		627,804	(2)

	Total Community/Lifestyle Center Square Footage					19,555,807

	TMLP Properties
	Franklin Mills, The Esplanade, The Galleria at White Plains, Northpark Mall, and Sugarloaf Mills							(23)			731,586	306,017

	Total TMLP Properties Square Footage					5,608,105

4Q 2013 SUPPLEMENTAL	47

Property and Debt Information
 As of December 31, 2013

						Debt Information
				Legal	Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership	Square Feet	Date		Rate (1)	Type	Total	Our Share
	Other Properties
	Florida Keys Outlet Center, Huntley Outlet Center, Northfield						(12)(13)			131,790	124,720
	Square, Outlet Marketplace, Upper Valley Mall, Washington Square						(16)(43)

	Total Other Properties Square Footage				2,927,071

	TOTAL U.S. SQUARE FOOTAGE (24)				236,564,986

	International Properties
	AUSTRIA
1.	Parndorf Designer Outlets Phases 3 & 4	Vienna		90.0%	118,000	06/30/16	(37)	2.42%	Variable	50,920	45,828

	Subtotal Austria Square Footage				118,000
	CANADA
2.	Toronto Premium Outlets	Ontario		50.0%	358,200	07/09/15	(29)	2.37%	Variable	84,923	42,461

	Subtotal Canada Square Footage				358,200
	ITALY
3.	La Reggia Designer Outlets Phases 1 & 2	Marcianise (Naples)		60.0%	288,000	03/31/27	(37)	1.70%	Variable	91,085	54,651
4.	Noventa Di Piave Designer	Venice		60.0%	280,000	08/29/26	(37)	1.30%	Variable	48,835	29,301
	Outlets Phases 1, 2 & 3					06/30/27	(37)	2.79%	Variable	52,156	31,294

	Subtotal Italy Square Footage				568,000
	JAPAN
5.	Ami Premium Outlets	Ami (Tokyo)		40.0%	315,000	09/25/23	(25)	1.83%	Fixed	97,691	39,076
6.	Gotemba Premium Outlets	Gotemba City (Tokyo)		40.0%	481,500	02/28/18	(25)	0.56%	Fixed	24,039	9,615
7.	Kobe-Sanda Premium Outlets	Kobe (Osaka)		40.0%	441,000	01/31/14	(25)	1.70%	Fixed	954	382
						01/31/18	(25)	0.71%	Variable	41,961	16,784
8.	Rinku Premium Outlets	Izumisano (Osaka)		40.0%	416,500	11/25/14	(25)	1.85%	Fixed	5,290	2,116
						07/31/17	(25)	0.48%	Variable	17,154	6,862
9.	Sano Premium Outlets	Sano (Tokyo)		40.0%	390,800	05/31/18	(25)	0.51%	Variable	11,102	4,441
10.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)		40.0%	164,200	10/31/18	(25)	0.49%	Variable	18,107	7,243
11.	Shisui Premium Outlets	Shisui (Chiba)		40.0%	234,800	05/31/18	(25)	0.46%	Variable	50,700	20,280
12.	Toki Premium Outlets	Toki (Nagoya)		40.0%	289,600	04/30/15	(25)	1.00%	Variable	8,154	3,262
13.	Tosu Premium Outlets	Fukuoka (Kyushu)		40.0%	290,400	12/31/18	(25)	0.48%	Variable	22,110	8,844

	Subtotal Japan Square Footage				3,023,800
4Q 2013 SUPPLEMENTAL	48

Property and Debt Information
 As of December 31, 2013

						Debt Information
				Legal	Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership	Square Feet	Date		Rate (1)	Type	Total	Our Share
	KOREA
14.	Busan Premium Outlets	Busan		50.0%	360,200	02/10/17	(26)	5.52%	Fixed	64,972	32,486
						02/13/17	(26)	4.98%	Variable	48,753	24,376
15.	Paju Premium Outlets	Paju (Seoul)		50.0%	442,900	11/28/19	(26)	4.08%	Fixed	102,817	51,409
16.	Yeoju Premium Outlets	Yeoju (Seoul)		50.0%	286,200	09/06/20	(26)	4.68%	Fixed	7,495	3,747

	Subtotal South Korea Square Footage				1,089,300
	MALAYSIA
17.	Johor Premium Outlets	Johor (Singapore)		50.0%	280,300	10/14/20	(27)	4.87%	Variable	25,285	12,643

	Subtotal Malaysia Square Footage				280,300
	MEXICO
18.	Premium Outlets Punta Norte	Mexico City		50.0%	278,000	(2)

	Subtotal Mexico Square Footage				278,000
	NETHERLANDS
19.	Roermond Designer Outlets Phases 2 & 3	Roermond		90.0%	173,000	12/01/17	(37)	2.62%	Variable	28,630	25,767
						12/01/17	(37)	5.12%	Fixed	66,804	60,124

	Subtotal Netherlands Square Footage				173,000
	UNITED KINGDOM
20.	Ashford Designer Outlets	Kent		22.5%	183,000	07/31/16	(38)	2.42%	Variable	6,598	1,485
						07/31/16	(38)	4.27%	Fixed	59,382	13,361

	Subtotal United Kingdom Square Footage				183,000

	TOTAL INTERNATIONAL SQUARE FOOTAGE (28)				6,071,600

	TOTAL SQUARE FOOTAGE				242,636,586

	Other Secured Indebtedness						(30)			151,984	68,573

	TOTAL SECURED INDEBTEDNESS									$21,199,815	$14,112,370	(31)

	Our Share of Consolidated Mortgage Debt										$8,018,424

	Our Share of Joint Venture Mortgage Debt										$6,093,946
4Q 2013 SUPPLEMENTAL	49

Property and Debt Information
As of December 31, 2013

	Debt Information
Unsecured Indebtedness:	Maturity Date		Interest Rate (1)	Type	Indebtedness ($ in 000's) Total
Simon Property Group, LP (Sr. Notes)	01/30/14	(39)	4.90%	Fixed	200,000
Simon Property Group, LP (Sr. Notes)	05/15/14	(41)	6.75%	Fixed	516,052
Simon Property Group, LP (Sr. Notes)	08/15/14		5.63%	Fixed	218,430
Simon Property Group, LP (Sr. Notes)	02/01/15		4.20%	Fixed	400,000
Simon Property Group, LP (Sr. Notes)	06/15/15		5.10%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	12/01/15		5.75%	Fixed	600,000
Retail Property Trust (Sr. Notes)	03/15/16		7.88%	Fixed	250,000
Simon Property Group, LP (Sr. Notes)	05/01/16		6.10%	Fixed	400,000
Revolving Credit Facility - USD Currency	10/30/16	(8)	1.12%	Variable	300,000	(40)
Revolving Credit Facility - Euro Currency	10/30/16	(8)(32)	1.15%	Variable	660,113
Simon Property Group, LP (Sr. Notes)	12/01/16		5.25%	Fixed	650,000
Simon Property Group, LP (Sr. Notes)	01/30/17		2.80%	Fixed	500,000
Simon Property Group, LP (Sr. Notes)	03/01/17		5.88%	Fixed	500,000
Supplemental Credit Facility - Yen Currency	06/30/17	(8)(33)	1.06%	Variable	212,186
Simon Property Group, LP (Sr. Notes)	09/15/17		2.15%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/18		1.50%	Fixed	750,000
Unsecured Term Loan	02/28/18	(8)	1.30%	Variable	240,000
Simon Property Group, LP (Sr. Notes)	05/30/18		6.13%	Fixed	800,000
Simon Property Group, LP (Sr. Notes)	06/15/18		7.38%	Fixed	200,000
Simon Property Group, LP (Sr. Notes)	04/01/19		10.35%	Fixed	650,000
Simon Property Group, LP (Sr. Notes)	02/01/20		5.65%	Fixed	1,250,000
Simon Property Group, LP (Euro Sr. Notes)	10/02/20	(42)	2.38%	Fixed	1,035,742
Simon Property Group, LP (Sr. Notes)	03/01/21		4.38%	Fixed	900,000
Simon Property Group, LP (Sr. Notes)	12/01/21		4.13%	Fixed	700,000
Simon Property Group, LP (Sr. Notes)	03/15/22		3.38%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/23		2.75%	Fixed	500,000
Simon Property Group, LP (Sr. Notes)	02/01/40		6.75%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	03/15/42		4.75%	Fixed	550,000

Total Unsecured Indebtedness					$15,382,523	(18)

4Q 2013 SUPPLEMENTAL	50

Property and Debt Information
 As of December 31, 2013

FOOTNOTES:

(1)
Variable rate debt interest rates are based on the following base rates as of December 31, 2013: 1M LIBOR at .17%; 1M EUR LIBOR at .2%; 6M EUR LIBOR at .35%; 1M YEN LIBOR at .11%; 6M YEN LIBOR at .21%; 1M CDOR at 1.22%; KLIBOR at 3.16% and 91 Day Korean CD rate at 2.66%.
(2)
Unencumbered asset
(3)
This property is managed by a third party.
(4)
The Operating Partnership's direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners or the Operating Partnership.
(5)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.
(6)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(7)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.
(8)
Includes applicable extensions available at our option.
(9)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(10)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.
(11)
Through an interest rate swap agreement, interest is essentially fixed at the all-in-rate presented.
(12)
Upper Valley Mall is comprised of a $27.0 million note at 5.89% and a $20.0 million note that is non-interest bearing.
(13)
Washington Square is comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.
(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(15)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(16)
These ten properties (which includes Florida Keys Outlet Center and Huntley Outlet Center) are secured by cross-collateralized and cross-defaulted mortgages.
(17)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.
(18)
Also represents our share of Total Unsecured Indebtedness.
(19)
Outside partner receives substantially all of the economic benefit and/or capital allocation due to a partner preference.
(20)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.
(21)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.
(22)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.
(23)
Consists of five properties with interest rates ranging from 4.5% to 7.32% and maturities between 2015 and 2023.
(24)
Includes office space of 2,199,172 square feet including the following centers with more than 20,000 square feet of office space:

Circle Centre - 129,944 sq. ft.	Greendale Mall - 119,860 sq. ft.
Clay Terrace - 75,110 sq. ft.	Menlo Park Mall - 49,481 sq. ft.
Copley Place - 868,051 sq. ft.	Oak Court Mall - 126,775 sq. ft.
Del Amo Fashion Center - 57,927 sq. ft.	Oxford Valley Mall - 112,311 sq. ft.
Domain, The - 154,055 sq. ft.	Plaza Carolina - 27,343 sq. ft.
Fashion Centre at Pentagon City - 169,089 sq. ft.	River Oaks - 41,494 sq. ft.
Firewheel Town Center - 73,906 sq. ft.	Southdale Center - 20,393 sq. ft.
(25)
Amounts shown in USD equivalent; Yen equivalent is 31.2 billion.
(26)
Amounts shown in USD equivalent; Won equivalent is 236.2 billion.
(27)
Amounts shown in USD equivalent; Ringgit equivalent is 83.2 million.
(28)
Does not include Klépierre.
(29)
Amount shown in USD equivalent; CAD equivalent is 90.4 million.
(30)
Consists of seven loans with interest rates ranging from 1.82% to 6.53% and maturities between 2016 and 2021.
4Q 2013 SUPPLEMENTAL	51

Property and Debt Information
 As of December 31, 2013

(31)
Our share of total indebtedness includes a pro rata share of the mortgage debt on joint venture properties, including The Mills Limited Partnership. To the extent total indebtedness is secured by a property, it is non-recourse to us, with the exception of approximately $190.8 million of payment guarantees provided by the Operating Partnership (of which $83.0 million is recoverable from our venture partner under the partnership agreement).
(32)
Amounts shown in USD equivalent. Balance includes borrowings on multi-currency tranche of Euro 478.0 million.
(33)
Amounts shown in USD equivalent. Balance includes borrowings on multi-currency tranche of Yen 22.3 billion.
(34)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.
(35)
Mortgage was repaid on January 2, 2014.
(36)
Loan refinanced after 12/31/13.
(37)
Amounts shown in USD equivalent; Euro equivalent is 245.1 million.
(38)
Amounts shown in USD equivalent; GBP equivalent is 40.0 million.
(39)
Unsecured Note was repaid at maturity.
(40)
$300.0 million draw on December 30, 2013 was used to partially fund the payoff of the Sawgrass Mills mortgage on January 2, 2014. The entire outstanding balance on the Revolving Credit Facility - USD Currency was repaid on January 22, 2014.
(41)
Unsecured Note anticipated to be repaid on February 14, 2014 (call at par date).
(42)
Amount shown in USD equivalent; Euro equivalent is 750.0 million.
(43)
Consists of five encumbered properties with interest rates ranging from 5.51% to 6.05% and maturities between 2014 and 2016.
4Q 2013 SUPPLEMENTAL	52